UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
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Helmerich & Payne, Inc.

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2025 PROXY STATEMENT

Notice Of Annual Meeting

March 5, 2025

Message From Our CEO
To our Stockholders,
The Company delivered on not only another strong operational and financial year in fiscal 2024, it also took major steps in increasing its global presence. Every year presents its own array of challenges, often stemming from supply and demand dynamics affecting crude oil and natural gas prices. Despite these hurdles, working closely with our customers and leveraging performance contracts drive better results. Our technology and our dedicated employee base are key components of this success and will continue to drive our future achievements.
Despite a roughly 5% decline in the overall U.S. rig count, our North America Solutions (“NAS”) segment maintained a stable rig count and accreted market share, ending the fiscal year at 151 active rigs. The NAS segment also sustained healthy direct margins, showcasing the effectiveness of our drilling solutions approach and our commitment to delivering tangible results. These results reflect our unwavering focus on creating value for our customers through contract economics and operational excellence. We continue to prioritize safety and making smart financial decisions that keep our margins healthy and generating value for our stockholders.
Fiscal 2024 marked a couple of significant milestones in H&P’s history. The Company commenced operations in Saudi Arabia, as a result of two successful rig tenders. Once all these rigs begin operations, we will have eight rigs working in unconventional natural gas plays for Saudi Aramco. Additionally, we announced our intent to acquire KCA Deutag International Limited (“KCA Deutag”), which closed in January 2025. This transformative transaction accelerates H&P’s international growth strategy, enhancing our global scale, diversification, and cash flow profile. The addition of KCA Deutag significantly expands our presence in key Middle Eastern energy markets, as well as in South America, Europe, and Africa. It also adds an asset-lite, complementary offshore management contract business.
In fiscal 2024, in addition to investing for the long term with strategic growth opportunities, we also returned a significant amount of capital to stockholders. Approximately $220 million of free cash flow was allocated to a base dividend, a supplemental dividend, and share repurchases. Moving forward, we plan to continue to allocate approximately $100 million to our annual base dividend of $1 per share, with a focus on using the remaining free cash flow to reduce the debt incurred from the KCA Deutag acquisition.
Looking ahead to fiscal 2025, our focus will be on integration and growth. Welcoming KCA Deutag into the H&P family presents an exciting opportunity to expand our global reach and enhance the value we deliver to our customers. Together, we will remain committed to safety, operational excellence, and creating value for all stakeholders.
H&P is an industry leader, and our steadfast dedication to operational excellence, international expansion, and stockholder value remains unwavering. I am proud of how we continue to control what we can and work to move our company forward. Our relentless focus on innovation, customer value, and disciplined execution positions us well to navigate the challenges and opportunities of the years ahead.
Sincerely,
John W. Lindsay
President and Chief Executive Officer
January 22, 2025

Notice of Annual Meeting of Stockholders
DATE AND TIME:	VIRTUAL MEETING SITE	RECORD DATE
Wednesday, March 5, 2025 12:00 p.m., Central time	www.virtualshareholdermeeting.com/HP2025	You may vote if you were a stockholder of record as of the close of business on January 6, 2025.
Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Helmerich & Payne, Inc. (the “Company”) will be held for the following purposes:
Proposal
1	To elect as Directors the 10 nominees named in the attached proxy statement to serve until the Annual Meeting of Stockholders in 2026			FOR each nominee
	• Delaney Bellinger	• Hans Helmerich	• Donald F. Robillard, Jr.
	• Belgacem Chariag	• Elizabeth R. Killinger	• John D. Zeglis
	• Kevin G. Cramton	• John W. Lindsay
	• Randy A. Foutch	• José R. Mas
2	To ratify the appointment of Ernst & Young LLP as our independent auditors for our fiscal year ending September 30, 2025			FOR
3	To cast an advisory vote to approve the compensation of our named executive officers disclosed in the attached proxy statement			FOR
To consider and transact any other business which may come before the meeting or any adjournment thereof
The Annual Meeting will be virtual only and will be conducted via live webcast. Our virtual Annual Meeting has been designed to provide stockholders with similar opportunities to participate as they would have had at an in-person meeting. You will be able to participate in the Annual Meeting online and submit questions during the Annual Meeting at www.virtualshareholdermeeting.com/HP2025. You will also be able to vote your shares electronically (other than shares held through our employee benefit plans which must be voted prior to the Annual Meeting). The proxy statement provides information on how to join the Annual Meeting online and about the business we plan to conduct.
Your vote is important! Whether or not you expect to attend the Annual Meeting online, please vote as promptly as possible so that we may be assured of a quorum to transact business. You may vote by using the Internet, telephone, or by completing, signing, dating and returning the proxy mailed to those who receive a paper copy, or by attending the Annual Meeting online at www.virtualshareholdermeeting.com/HP2025 using your control number and casting your shares electronically on March 5, 2025. The Notice of Internet Availability of Proxy Materials and the proxy materials are first being made available to our stockholders on or about January 22, 2025.
We encourage you to review these proxy materials and vote your shares before the Annual Meeting.
By Order of the Board of Directors,

William H. Gault Corporate Secretary
Tulsa, Oklahoma January 22, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MARCH 5, 2025
The proxy statement and our 2024 Annual Report to Stockholders are available at www.proxyvote.com.
Cautionary Note Regarding Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this Proxy Statement, including without limitation, statements regarding our future financial position, business strategy and plans, including stockholder return plans, and objectives of management for future operations are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “commit,” “estimate,” “anticipate,” “believe,” “predict,” “project,” “target,” “goal,” “continue,” or the negative thereof or similar terminology. Forward-looking statements are based upon current plans, estimates, and expectations surrounding, among other things, rig pricing, activity levels, margins, cash generation, capital expenditures, and other investment opportunities that are subject to risks, uncertainties, and assumptions. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates, or expectations will be achieved. For a more detailed discussion of important factors that could cause actual results to differ materially from our expectations or results discussed in the forward-looking statements, see the information under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Form 10-K filed with the SEC.
Forward-looking and other statements in this document may also address our sustainability progress, plans, and goals and the inclusion of such statements is not an indication that these contents are necessarily material to the Company, its investors or other stakeholders or required to be disclosed in the Company’s filings with the SEC or under any other laws or requirements that may be applicable to the Company. In addition, historical, current, and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future. Statements regarding our goals are not guarantees or promises that they will be met. Website references included throughout are provided for convenience only, and the contents of our websites do not constitute a part of and are not incorporated by reference into this proxy statement.

222 N. Detroit Ave.
Tulsa, Oklahoma 74120
Proxy Statement
2025 Proxy Statement	1

Virtual Annual Meeting Information
DATE AND TIME:	VIRTUAL MEETING SITE	RECORD DATE
Tuesday, March 5, 2025 12:00 p.m., Central time	www.virtualshareholdermeeting.com/HP2025	You may vote if you were a stockholder of record as of the close of business on January 6, 2025.
Items of Business and Voting Recommendations
Proposal				Board Voting Recommendation
1	The election of the 10 nominees as Directors:			FOR each nominee
	• Delaney Bellinger • Belgacem Chariag • Kevin G. Cramton • Randy A. Foutch	• Hans Helmerich • Elizabeth R. Killinger • John W. Lindsay • José R. Mas	• Donald F. Robillard, Jr. • John D. Zeglis
2	The ratification of the appointment of Ernst & Young LLP as our independent auditors for our fiscal year ending September 30, 2025			FOR
3	The advisory vote to approve the compensation of our named executive officers disclosed in this proxy statement			FOR
We will also consider any other business that properly comes before the Annual Meeting.
Our Board of Directors recommends that you vote your shares FOR the 10 Director nominees identified under Proposal 1, and FOR Proposals 2 and 3.
2	2025 Proxy Statement

Proxy Summary
2025 Proxy Statement	3

The H&P Way
The H&P Way was created to define our purpose, core values, and the behaviors that drive our culture.
OUR PURPOSE	Improving lives through efficient and responsible energy.
WHAT WE DO	We safely provide performance-driven drilling solutions.
OUR VALUES	Our values reflect who we are and the way we interact with one another, our customers, partners, and shareholders
Actively C.A.R.E.: We treat one another with respect. We care about each other. We are committed to Controlling and Removing Exposures for ourselves and others.
Service Attitude: We do our part and more for those around us. We consider the needs of others and provide solutions to meet their needs.
Innovative Spirit: We constantly work to improve and try new approaches. We make decisions with the long-term view in mind.
Teamwork: We listen to one another and work toward a common goal. We collaborate to achieve results and focus on success with our customers and shareholders.
Do the Right Thing: We are honest and transparent. We tackle tough situations and speak up when needed.
4	2025 Proxy Statement

Company Overview
Helmerich & Payne, Inc. (“H&P,” which, together with its subsidiaries, is identified as the “Company,” “we,” “us” or “our,” except where stated or the context requires otherwise) was incorporated under the laws of the State of Delaware on February 3, 1940 and is successor to a business originally organized in 1920. We provide performance-driven drilling solutions and technologies that are intended to make hydrocarbon recovery safer and more economical for oil and gas exploration and production companies. We focus primarily on the drilling segment of the oil and gas production value chain. Our technology services focus on developing, promoting and commercializing technologies designed to improve the efficiency and accuracy of drilling operations, as well as wellbore quality and placement.
Our drilling services operations are organized into the following reportable operating business segments: North America Solutions, Offshore Solutions and International Solutions. Our North America Solutions operations are primarily located in the Permian Basin, but also operate in many of the other basins across the United States. Both our Offshore Solutions and International Solutions segments have global networks of operations across the Middle East, South America, Australia, Europe, Africa, the Caspian Sea and Canada.
2025 Proxy Statement	5

Helmerich & Payne Board of Directors
Director	Age	Director since	Independent	Current Committee Composition			Other Current Public Company Boards
				Audit	Human Resources	Nominating & Corporate Governance
DELANEY M. BELLINGER Retired Vice President and Chief Information Officer, Huntsman Corporation	66	July 2018		●		●	None
BELGACEM CHARIAG Former President, and Chief Executive Officer, Ecovyst, Inc.	62	August 2021			Chair	●	Harbour Energy PLC.
KEVIN G. CRAMTON Operating and Executive Partner, HCI Equity Partners	65	March 2017		●		●	None
RANDY A. FOUTCH Retired Chairman and Chief Executive Officer, Laredo Petroleum, Inc.	73	March 2007			●	Chair	None
HANS HELMERICH Chairman of the Board, Helmerich & Payne, Inc.	66	March 1987 Chairman since 2012					Coterra Energy Inc.
ELIZABETH R. KILLINGER Retired Executive Vice President, NRG Home, NRG Energy, Inc.	55	July 2023		●		●	None
JOHN W. LINDSAY President and Chief Executive Officer, Helmerich & Payne, Inc.	64	September 2012					Arcosa, Inc.
JOSÉ R. MAS Chief Executive Officer, MasTec, Inc.	53	March 2017			●	●	MasTec, Inc.
THOMAS A. PETRIE Retired Chairman, Petrie Partners, LLC	79	June 2012			●	●	None
DONALD F. ROBILLARD, JR. President, Robillard Consulting, LLC; Retired Director, Executive Vice President, Chief Financial Officer and Chief Risk Officer, Hunt Consolidated	73	June 2012		Chair		●	Cheniere Energy, Inc.
JOHN D. ZEGLIS Retired Chief Executive Officer and Chairman of the Board, AT&T Wireless Service, Inc.	77	March 1989		●		●	None
6	2025 Proxy Statement

Board Composition Highlights
Director Skills, Experiences, and Diversity
The Board of Directors (the “Board of Directors” or the “Board”) values a diverse group of directors who possess the background, skills, and expertise and the highest level of personal and professional ethics, integrity, judgment, and values to represent the long-term interests of the Company and its stockholders. The table below summarizes some of the key skills and qualifications of each individual director. This summary is not intended to be an exhaustive list of each director’s skills or contributions to the Board. Additional information about each director nominee is provided in the biographies below under “Corporate Governance — Director Nominees.” Also provided below are the individual gender and ethnic attributes of our Directors.
Director Skills and Experiences	Delaney M. Bellinger	Belgacem Chariag	Kevin G. Cramton	Randy A. Foutch	Hans Helmerich	Elizabeth R. Killinger	John W. Lindsay	José R. Mas	Thomas A. Petrie	Donald F. Robillard, Jr.	John D. Zeglis	# of Directors
Accounting and finance	●		●	●		●		●	●	●	●	8
Corporate governance	●	●	●	●	●	●	●	●	●	●	●	11
Diverse industries	●	●	●	●	●	●		●		●	●	9
Engineering	●	●		●			●	●	●			6
Executive leadership	●	●	●	●	●	●	●	●	●	●	●	11
Global business	●	●	●	●	●		●	●	●	●	●	10
Health, Safety & Environmental	●	●	●		●	●	●	●			●	8
Information Technology	●		●	●		●						4
Investment, private equity and capital markets			●	●	●			●	●	●		6
Legal											●	1
Oil and gas industry	●	●		●	●		●		●	●		7
Public company board experience		●	●	●	●		●	●	●	●	●	9
Risk management	●	●	●	●	●	●	●	●		●	●	10
Strategic planning	●	●	●	●	●	●	●	●	●	●	●	11
Board Self-Identification*
Gender	F	M	M	M	M	F	M	M	M	M	M
Race/Ethnicity	W	MEA	W	W	W	W	W	H	W	W	W
*Key: F - Female; M - Male; H - Hispanic; MEA - Middle East/North-Africa; W - White
2025 Proxy Statement	7

Corporate Governance Best Practices
H&P’s Board oversees the CEO and other senior management in the competent and ethical operation of H&P and assures that the long term interests of stockholders are being served.
Board Composition and Independence	Board and Committee Practices	Stockholder Rights

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100% independent committees

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9 of our 11 directors are independent

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Separation of Chair and CEO roles

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Strong independent Lead Director, elected by independent directors

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Regular executive sessions provided for Board members

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Significant interaction with senior management

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Director orientation and continuing education

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99.2% attendance at Board and committee meetings in fiscal 2024

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Commitment to include candidates who reflect diverse backgrounds, including diversity of gender and race in search for new director candidates

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Active Board oversight of strategy, risk management, and sustainability program

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Stock ownership guidelines

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Single class of stock with equal voting rights

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Annual elections for directors

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Majority voting standard for uncontested director elections

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Proxy access for stockholders

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Active stockholder engagement

Effective Board Oversight of Risk Management
Strategic and business risks, such as those relating to our drilling business and technology solutions, markets, and capital investments, are monitored by the entire Board.
Board of Directors

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Oversees the Company’s processes for identifying and managing the significant risks facing the Company

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Reviews the Company’s significant risks and the responsibilities of management and the Board’s committees in assisting the Board in its risk oversight

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Evaluates Board processes and performance and the overall effectiveness of the Board

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Oversees climate-related risks and opportunities and the Company’s strategy, policies and performance related to environmental, health and safety, corporate social responsibility and sustainability matters

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Reviews and approves business plans, major strategies, and financial objectives

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Monitors strategic and business risks

◦
drilling business

◦
technology solutions

◦
markets

◦
capital investments

Audit Committee
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Reviews processes and policies with respect to risk assessment and risk management, including our enterprise risk management program

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Reviews risks associated with financial performance, internal and external audit functions, legal and tax contingencies, cybersecurity, and physical security

Human Resources Committee
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Establishes compensation performance goals intended to drive behavior that does not encourage or result in material risk of adverse consequences to the Company or its stockholders

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Oversees compensation risk assessments

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Reviews compensation clawback policies

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Reviews and monitors compliance with stock ownership guidelines

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Reviews risks, strategies, and policies related to human capital management

Nominating & Corporate Governance Committee
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Oversees Director succession planning, including efforts to mitigate risks associated with loss of expertise and leadership at the Board level

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Oversees Director independence, effectiveness, and organization

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Assesses management succession planning and corporate governance practices

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Develops and implements H&P’s corporate governance principals

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Reviews investor relations matters

8	2025 Proxy Statement

For more information, see “Corporate Governance — Our Risk Management Program and the Board’s Role in Risk Oversight” and “Compensation Discussion and Analysis — Compensation Risk Assessment”
Executive Compensation
Sound Design
Our executive compensation program is designed to:
•
align the interests of our leaders with those of our stockholders

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attract, retain, and motivate strong leadership

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link pay with performance and execution of strategy

Pay for Performance
•
significant portion of target compensation is performance-based and at risk

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short-term cash incentive compensation is tied to exacting financial objectives with payouts that vary based on our performance

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performance-based equity awards that comprise 50% of target annual equity award opportunities

Fiscal 2024 Business Highlights
In fiscal 2024, our management team orchestrated organizational dexterity to deliver results that outperformed the level of rig activity during the period.
Increased our operational presence in the Middle East region significantly as we began operations in the Kingdom of Saudi Arabia
Announced our intentions to acquire KCA Deutag, which transaction closed in January 2025 and firmly positions H&P as a global leader in onshore drilling
Increased North America Solutions segment operating revenue on a per day basis by approximately 8% in fiscal 2024 compared to fiscal 2023
Returned approximately $220 million of capital to our stockholders through base and supplemental dividends and share repurchases
Increased our U.S. market share of super-spec rigs by 1.2% compared to fiscal 2023

Increased revenue received from performance bonuses, recognized due to the achievement of performance targets, by approximately 20% in fiscal 2024 compared to fiscal 2023 and by approximately 46% compared to fiscal 2022

Sustainability and Human Capital Management
As a 100+ year old company Helmerich & Payne believes in the importance of sustainability. Making prudent financial decisions and investments, endeavoring to operate in a safe and environmentally responsible manner, striving to minimize any potentially negative environmental impacts, reducing emissions and waste are products of our value — “Do the Right Thing.” Our focus on technology, people, community, efficiency, and innovation all promote our ability to be a sustainable company. The Board has direct oversight over our sustainability strategy, policies,
2025 Proxy Statement	9

and performance and receives a report on these matters at each regularly scheduled Board meeting. The Board also receives information on our sustainability reporting systems and engagements with stockholders on sustainability matters. We believe having the full Board oversee these matters enhances our sustainability efforts, which is an important part of our overall strategy. The Audit Committee receives reports on disclosure controls and procedures over sustainability reporting data and disclosures, and the Human Resources Committee reviews risks, strategies, and policies related to human capital management.
Our 2024 Sustainability Report, which discusses our sustainability efforts and performance during the fiscal year, continues our focus on transparent reporting. Our Sustainability Report aligns with leading sustainability reporting frameworks, including the Sustainability Accounting Standards Board (“SASB”), Task Force on Climate-related Financial Disclosures (“TCFD”), and Global Reporting Initiative (“GRI”). Some of our sustainability successes are outlined below in “Proxy Summary — Fiscal 2024 Sustainability Highlights.” More information about sustainability efforts can be found on our sustainability website at www.helmerichpayne.com/sustainability and in our Sustainability Reports.
Fiscal 2024 Sustainability Highlights
Environmental
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Achieved an ~11% reduction in Scope 1 and 2 greenhouse gas (“GHG”) emissions normalized by drilling activity in fiscal 2024, surpassing our long-term 2030 GHG emissions intensity reduction target, resulting in a total reduction of over 34% since 2018

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Updated the quantitative scenario analysis performed in fiscal 2023 aligned with the TCFD

•
Continued investment and support of unconventional geothermal energy technologies and began to provide drilling solutions for pilot commercial enhanced geothermal systems

Employees
•
Continued to increase diverse representation of our workforce, including minority representation of domestic employees and women in senior management positions

•
Supported local hiring efforts in the Kingdom of Saudi Arabia

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Achieved a ~24% reduction in serious injury and fatality or “SIF” incidents involving a LifeBelt breakdown compared to fiscal 2023(1)

Communities
•
Supported over 90 philanthropic organizations in fiscal 2024

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H&P leaders continue to support the Permian Strategic Partnership, a coalition of energy companies and higher education institutions, that works with local leaders to help foster school improvements, safer roads, quality healthcare, affordable housing, and workforce training for residents in the Permian Basin of New Mexico and Texas

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Partnered with the Saudi Arabia Drilling Academy, a training institute in the Kingdom of Saudi Arabia that helps prepare its workforce for evolving demands in the drilling and workover industry

Governance
•
Board oversight of 2030 GHG emissions reduction target and quantitative scenario analysis aligned with the TCFD

•
Reviewed and refreshed climate-related risk disclosures to better align with annual financial reporting disclosures

(1)
See “Compensation Discussion and Analysis — Performance-Based Compensation Components — Company Strategic and Operational Performance Metrics” for more information on this safety performance goal and our safety program.

10	2025 Proxy Statement

Corporate Governance
This section describes the role and
structure of H&P’s Board and our
corporate governance framework.
2025 Proxy Statement	11

Corporate Governance
The Board has adopted Corporate Governance Guidelines to address significant corporate governance issues. Our Corporate Governance Guidelines, as well as our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), our Amended and Restated By-laws (the “By-laws”), all Board committee charters, our Code of Business Conduct and Ethics (which is applicable to our Directors, officers, and employees), our Code of Ethics for Principal Executive Officer and Senior Financial Officers, and our Related Person Transaction Policies and Procedures, are available on our website, www.helmerichpayne.com/corporate-governance-information.
The information on our website is not incorporated by reference in this proxy statement. A printed copy of the above-mentioned documents will be provided without charge upon written request to our Corporate Secretary.
Our Corporate Governance Guidelines provide a framework for our corporate governance initiatives and cover topics such as director independence and selection and nomination of director candidates, communication with the Board, Board committee matters, and other areas of importance. Certain highlights from our Corporate Governance Guidelines, as well as other corporate governance matters, are discussed below.
Board Committees
The Board is responsible for overseeing the Company’s business and affairs, providing guidance and insight to the Company’s management and effectively stewarding the long-term interests of the Company and its stockholders. The Board reviews significant developments affecting the Company and acts on matters requiring Board approval. The Chairman of the Board, the Lead Director, and the committee chairs set Board and committee agendas in advance of every meeting so that appropriate, relevant subjects, are covered with time for meaningful discussion. Directors receive comprehensive materials in advance of Board and committee meetings and are expected to review these materials before each meeting. The standing committees of the Board are the Audit Committee, the Human Resources Committee, and the Nominating and Corporate Governance Committee. Below is an overview of the members of each of the committees and the primary duties of each of the committees as of the date of this proxy statement.
Board and Committee Meetings in Fiscal Year 2024
Board: 14
Audit Committee 8	Nominating and Corporate Governance Committee 4	Human Resources Committee 5
12	2025 Proxy Statement

AUDIT COMMITTEE
Members: Donald F. Robillard, Jr. (Chair); Delaney M. Bellinger; Kevin G. Cramton; Elizabeth R. Killinger; John D. Zeglis

PRIMARY RESPONSIBILITIES
•
assist the Board in fulfilling its independent and objective oversight responsibilities of financial reporting and internal financial and accounting controls of the Company

•
monitor the qualifications, independence, and performance of our independent registered public accounting firm

AUDIT COMMITTEE REPORT AND CHARTER
•
The Audit Committee Report is provided below under “Proposal 2 — Ratification of Appointment of Independent Auditors”

•
The Board has adopted a written charter for the Audit Committee, which is available on our website at www.helmerichpayne.com/corporate-governance-information

QUALIFICATIONS/INDEPENDENCE
•
The Board has determined Messrs. Cramton and Robillard are “audit committee financial experts” as defined by the Securities and Exchange Commission (“SEC”)

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The Board has also determined that all Audit Committee members are “financially literate” as contemplated by the rules of the New York Stock Exchange (“NYSE”)

•
All members of the Audit Committee are independent

HUMAN RESOURCES COMMITTEE
Members: Belgacem Chariag (Chair); Randy A. Foutch; José R. Mas; Thomas A. Petrie

PRIMARY RESPONSIBILITIES
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evaluate the performance of our executive officers

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review and make decisions regarding compensation of our executive officers

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make recommendations regarding compensation of non-employee members of our Board

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review and make recommendations or decisions regarding incentive compensation and equity-based compensation

COMPENSATION COMMITTEE REPORT AND HUMAN RESOURCES COMMITTEE CHARTER
•
The Compensation Committee Report is provided below under “Compensation Committee Report”

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The Board has adopted a written charter for the Human Resources Committee, which is available on our website at www.helmerichpayne.com/corporate-governance-information

QUALIFICATIONS/INDEPENDENCE
•
All members of the Human Resources Committee are independent

2025 Proxy Statement	13

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Members: Randy A. Foutch (Chair); Delaney M. Bellinger; Belgacem Chariag; Kevin G. Cramton; Elizabeth R. Killinger; José R. Mas; Thomas A. Petrie; Donald F. Robillard, Jr.; John D. Zeglis

PRIMARY RESPONSIBILITIES
•
identify and recommend to the Board the selection of director nominees for each Annual Meeting of Stockholders or for any vacancies on the Board

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make recommendations to the Board regarding the adoption or amendment of corporate governance principles applicable to the Company

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assist the Board in developing and evaluating potential candidates for executive positions and generally overseeing management succession planning

NOMINATING AND CORPORATE GOVERNANCE CHARTER
•
The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our website at www.helmerichpayne.com/corporate-governance-information

QUALIFICATIONS/INDEPENDENCE.
•
All members of the Nominating and Corporate Governance Committee are independent

14	2025 Proxy Statement

Director Independence
Our Corporate Governance Guidelines provide that a majority of the Board must meet the requirements for being an independent director under the listing standards of the NYSE and applicable law, including the requirement that the Board affirmatively determine that the Director has no material relationship with us. To guide its determination of whether a Director is independent, the Board has adopted the following categorical standards:
A Director will not be independent if:
•
the Director is, or has been, within the last three years, a Company employee, or an immediate family member is, or has been within the last three years, an executive officer of the Company;

•
the Director has received, or an immediate family member has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from us, other than Director and committee fees and pension and other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•
the Director is a current partner or employee of a firm that is our internal or external auditor;

•
the Director has an immediate family member who is a current partner of a firm that is our internal or external auditor;

•
the Director has an immediate family member who is a current employee of a firm that is our internal or external auditor and who personally works on the Company’s audit;

•
the Director or an immediate family member was within the last three years a partner or employee of a firm that is our internal or external auditor and personally worked on our audit within that time;

•
the Director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company’s compensation committee; or

•
the Director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1,000,000 or two percent of such other company’s consolidated gross revenues.

In addition, the following commercial and charitable relationships will not be considered material relationships that would impair a Director’s independence:
•
the Director (or an immediate family member of the Director) is, or during the last fiscal year has been, an affiliate or executive officer of another company (including banks or financial institutions) to which we were indebted, or to which such other company was indebted to us, during the last or current fiscal year and the total amount of indebtedness did not exceed two percent of the total consolidated assets of the indebted entity at the end of such fiscal year;

•
the Director (or an immediate family member of the Director) is, or during the last fiscal year has been, an executive officer, director, or trustee of a charitable organization where our annual discretionary charitable contributions to the charitable organization, in the last or current fiscal year, did not exceed the greater of $1,000,000 or two percent of that organization’s consolidated gross revenues;

•
the Director (or an immediate family member of a Director) is a member of, employed by, or of counsel to a law firm or investment banking firm that performs services for us, provided the payments made by us to the firm during a fiscal year do not exceed two percent of the firm’s gross revenues for the fiscal year, and the Director’s relationship with the firm is such that his or her compensation is not linked directly or indirectly to the amount of payments the firm receives from us; or

•
a relationship arising solely from a Director’s position as a director of another company that engages in a transaction with us will not be deemed a material relationship or transaction that would cause a Director to not be independent.

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A Director who is a member of our Audit Committee will not be independent if such Director: (i) other than in his or her capacity as a member of the Board, the Audit Committee, or any other Board committee, accepts directly or indirectly any consulting, advisory, or other compensatory fee from us or any subsidiary (except for retirement benefits to the extent permitted by applicable rules of the SEC); or (ii) is an affiliated person (as defined by the SEC) of us or any subsidiary. Similarly, in affirmatively determining the independence of any Director who will serve on the Human Resources Committee, the Board considers all factors specifically relevant to determining whether a Director has a relationship to the Company which is material to that Director’s ability to be independent from management in connection with the duties of a Human Resources Committee member, including, but not limited to: (i) the source of compensation of such Director, including any consulting, advisory, or other compensatory fee paid by the Company to such Director; and (ii) whether such Director is affiliated with the Company, a subsidiary of the Company, or an affiliate of a subsidiary of the Company. For relationships that do not fall within the categories delineated above, the other Board will determine whether a relationship is material and, therefore, whether such Director would be independent.
In determining the independence of Mses. Bellinger and Killinger and Messrs. Chariag, Cramton, Foutch, Mas, Petrie, Robillard, and Zeglis, the Board considered, as previously disclosed, that in fiscal 2022 and 2024, H&P invested an aggregate of $43 million in Galileo Holdco 2 Limited Technologies (“Galileo”), consisting of a convertible note, a loan, and warrant shares, and that Messrs. Foutch and Robillard were independent Directors of the parent company of Galileo (“Galileo Parent”) until August 2024. Messrs. Foutch and Robillard did not have a direct or indirect interest in these transactions. After applying the standards set forth above in our Corporate Governance Guidelines, the Board determined that Mses. Bellinger and Killinger and Messrs. Chariag, Cramton, Foutch, Mas, Petrie, Robillard, and Zeglis, our current, non-employee Directors, had no material relationship with the Company and that each is independent under our categorical standards and the requirements of the NYSE and applicable law, including, with respect to members of the Audit and Human Resources Committees, those applicable to such committee service.
Board Leadership Structure
We believe that the most effective board structure is one that emphasizes board independence and ensures that the Board’s deliberations are not dominated by management. With the exception of Messrs. Helmerich and Lindsay, our Board is composed entirely of independent Directors. Our Nominating and Corporate Governance Committee (“NCG Committee”), which is composed of our independent Directors only, regularly reviews the Board’s leadership structure to assist the Board in fulfilling its responsibility to provide independent oversight and management for the Company.
Our Corporate Governance Guidelines provide that if the Chairman of the Board (the “Chairman”) is not an independent director, then the independent directors will annually elect an independent director to serve as lead director (the “Lead Director”). The independent Directors designated Mr. Foutch to serve in the role of Lead Director in 2024. The independent directors believe that Mr. Foutch is well suited to serve as Lead Director given his significant managerial, operational and industry experience, as well as his experience in corporate governance. As a result of his broad-based and relevant background, as well as his deep knowledge of our business, the independent Directors believe Mr. Foutch is well-positioned as Lead Director to provide constructive, independent and informed guidance and oversight to management. As Lead Director, Mr. Foutch coordinates the activities of the other Independent Directors, presides at meetings of the Board at which the Chairman is not present, including executive sessions of independent Directors, may represent the Board in communications with stockholders and other stakeholders, may provide input on the design of the Board itself, and has the authority to call executive session of independent Directors. During fiscal 2024, our independent Directors met in executive session without management at each of the four regularly scheduled Board meetings. Mr. Foutch was presiding Director for all executive sessions. The Lead Director also performs other duties and responsibilities as determined from time to time by the Board.
The Company’s By-laws provide that, in general, any two or more offices may be held by the same person, including the offices of Chairman and Chief Executive Officer (“CEO”). Additionally, the office of Chairman may be held by an individual who is not an independent director. Currently, Mr. Hans Helmerich is the Chairman, and Mr. John W. Lindsay is the CEO. The Board believes that this flexibility in the allocation of the responsibilities of these two roles is beneficial and enables the Board to adapt the leadership function to changing circumstances.
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Mr. Helmerich has served as a Director since 1987 and became the Chairman in 2012. He served as the Company’s CEO from 1989 until his retirement in 2014. He also was the Company’s President from 1987 to 2012. Mr. Helmerich, who has nearly 25 years of successful experience as CEO and possesses in-depth knowledge of the Company, its operations, and the evolving drilling and energy industry, has been responsible for providing guidance and leadership to the Board. Mr. Lindsay was promoted to President and Chief Operating Officer and was appointed to the Company’s Board of Directors in 2012 and succeeded Mr. Helmerich as CEO in 2014. Since joining the Company in 1987 as a drilling engineer, Mr. Lindsay has served in various management positions. Mr. Lindsay brings to the Board and the Company significant leadership, knowledge, and experience in the contract drilling industry.
At this time, the Board believes that the interests of all stockholders are best served by the leadership model described above. The Board believes the combined experience and knowledge of Messrs. Foutch, Helmerich, and Lindsay in their respective roles as Lead Director, Chairman, and CEO provide the Board and the Company with both strong, independent guidance, and continuity of leadership that will promote the Company’s continued success. We believe that the Board’s current leadership, committee structure, and strong governance practices help the Board oversee the Company’s risks, create a productive relationship between the Board and management, and promote strong independent oversight that benefits our stockholders.
Board Meeting Attendance
There were fourteen meetings of the Board held during fiscal 2024, four of which were regularly scheduled. We require each Director to make a diligent effort to attend all Board and committee meetings as well as the Annual Meeting of Stockholders. All eleven of our then-sitting Directors attended the 2024 Annual Meeting of Stockholders. During fiscal 2024, no incumbent Director attended fewer than 91% of the aggregate of the total number of meetings of the Board and its committees of which he or she was a member.
Director Identification, Evaluation, and Nomination
General Principles and Procedures
We believe that the continuing service of qualified incumbents promotes stability and continuity in the boardroom, contributing to the Board’s ability to work as a collective body while giving us the benefit of familiarity and insight into our affairs that our Directors have accumulated during their tenure. Accordingly, the process for identifying nominees reflects our practice of re-nominating incumbent Directors who continue to satisfy the NCG Committee’s criteria for membership on the Board and the eligibility requirements of our By-laws, whom the NCG Committee believes continue to make important contributions to the Board, and who consent to continue their service on the Board.
In general, and as more fully outlined in the Corporate Governance Guidelines, in considering candidates for election at an Annual Meeting of Stockholders, the NCG Committee will:
•
consider if the Director continues to satisfy the minimum qualifications for director candidates as set forth in the Corporate Governance Guidelines;

•
assess the Director’s continuing ability to devote, adequate time to the Board and its committees;

•
assess the performance of the Director during the preceding term; and

•
determine whether there exists any special, countervailing considerations against re-nomination of the Director.

If the NCG Committee determines that (i) an incumbent Director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as Director during the preceding term, and (ii) there exists no reason, including considerations relating to the composition and functional needs of the Board as a whole, why in the NCG Committee’s view the incumbent Director should not be re-nominated, then the NCG Committee will, absent special circumstances, propose the incumbent Director for re-election.
The NCG Committee will identify and evaluate new candidates for election to the Board where it identifies a need to do so, including for the purpose of filling vacancies or a decision of the Directors to expand the size of the Board. The NCG Committee will solicit recommendations for nominees from persons that the NCG Committee believes are
2025 Proxy Statement	17

likely to be familiar with qualified candidates. The NCG Committee may also determine to engage a professional search firm to assist in identifying qualified candidates. The Committee is committed to including in each search, candidates who reflect diverse backgrounds, including diversity of gender and race.
As to each recommended candidate that the NCG Committee believes merits consideration, the NCG Committee will:
•
cause to be assembled information concerning the background and qualifications of the candidate;

•
determine if the candidate satisfies the minimum qualifications required by our Corporate Governance Guidelines and the eligibility requirements of our By-laws;

•
determine if the candidate possesses any of the specific qualities or skills that the NCG Committee believes must be possessed by one or more members of the Board;

•
consider the contribution that the candidate can be expected to make to the overall functioning of the Board; and

•
consider the extent to which the membership of the candidate on the Board will promote diversity among the Directors.

Based on all available information and relevant considerations, the NCG Committee will select and recommend to the Board a candidate who, in the view of the NCG Committee, is most suited for membership on the Board. Retaining a diverse Board remains an important consideration as the NCG Committee considers future appointments.
Stockholder Recommendations
The NCG Committee considers recommendations for Director candidates submitted by holders of our shares entitled to vote generally in the election of Directors. Candidates for Director who are properly recommended by our stockholders will be evaluated in the same manner as any other candidate for Director. In addition, the NCG Committee may consider the number of shares held by the recommending stockholder and the length of time such shares have been held.
For each Annual Meeting of Stockholders, the NCG Committee will accept for consideration only one recommendation from any stockholder or affiliated group of stockholders. The NCG Committee will only consider recommendations of nominees for Director who satisfy the minimum qualifications prescribed by our Corporate Governance Guidelines and the eligibility requirements of our By-laws. For a stockholder recommended candidate to be considered by the NCG Committee, the stockholder recommendation must be submitted in writing before our fiscal year-end to:
Helmerich & Payne, Inc. Attention: Corporate Secretary 222 North Detroit Ave. Tulsa, Oklahoma 74120
and must include the reasons for the recommendation, a description of the candidate’s qualifications and the candidate’s written consent to being considered as a Director nominee, together with a statement of the number of shares of our stock beneficially owned by the stockholder making the recommendation and by any other supporting stockholders (and their respective affiliates). The NCG Committee may require the stockholder submitting the recommendation or the recommended candidate to furnish such other information as the NCG Committee may reasonably request.
Stockholder Nominations
Our By-laws provide that stockholders meeting certain requirements may nominate persons for election to the Board of Directors if such stockholders comply with the procedures set forth in our By-laws.
For more information on stockholder nominations, see “Additional Information — Stockholder Proposals and Nominations.”
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Director Qualification Standards
All persons nominated to serve as one of our Directors should possess the following minimum qualifications more fully discussed in our Corporate Governance Guidelines. Specifically, all candidates:
•
must be individuals of personal integrity and ethical character;

•
should be free of conflicts of interest that would materially impair his or her judgment;

•
must be able to represent fairly and equally all of our stockholders;

•
must have demonstrated achievement in business, professionally, or the like;

•
must have sound judgment;

•
must have a general appreciation regarding major issues facing public companies of a size and operational scope similar to ours;

•
must have, and be prepared to devote, adequate time to the Board and its committees; and

•
must not conflict with any term or age limits for Directors.

The NCG Committee will also oversee nominations such that:
at least a majority of the Directors serving at any time on the Board are independent, as defined under the rules of the NYSE and applicable law;
all Audit Committee members are independent and satisfy the financial literacy requirements required for service on the Audit Committee under the rules of the NYSE; and
at least some of the independent Directors have experience as senior executives of a public or substantial private company.
Our Corporate Governance Guidelines also provide, in lieu of a formal diversity policy, that as part of the nomination process, the NCG Committee will consider diversity in professional background, experience, expertise, perspective, age, gender, and ethnicity with respect to Board composition as a whole. With respect to diversity, we place particular emphasis on identifying candidates whose experiences and talents complement and augment those of other Board members with respect to matters of importance to the Company. We attempt to balance the composition of the Board to promote comprehensive consideration of issues. Our current Board composition achieves this through widely varying levels and types of business and industry experience among current Board members. We monitor the composition and functioning of our Board and committees through both an annual review of our Corporate Governance Guidelines and a self-evaluation process undertaken each year by our Directors.
The foregoing qualification attributes are only threshold criteria, however, and the NCG Committee will also consider the contributions that a candidate can be expected to make to the collective functioning of the Board based upon the totality of the candidate’s credentials, experience, and expertise, the composition of the Board at the time, and other relevant circumstances.
Consideration of Outside Commitments
Our Corporate Governance Guidelines provide that Directors must have, and be prepared to devote, adequate time to the Board and its committees and that each Director is expected to make a diligent effort to attend all meetings of the Board and any committees on which he or she serves, as well as the Annual Meeting of Stockholders. To help the Board monitor compliance with the above, the Corporate Governance Guidelines provide that Directors should advise the Chairperson of the Board and the Chairperson of the NCG Committee in advance of accepting an invitation to serve on another public company board. Directors may not serve on the boards of more than four public companies, including the Company’s Board. However, Directors who are executive officers of public companies may not serve on the boards of more than one other public company, in addition to the Company’s Board. In considering whether to nominate the Director nominees for election at the Annual Meeting, the NCG Committee and the Board took into account each Director’s public company leadership positions and other outside commitments and
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determined that all of the Director nominees have adequate time to devote to the Board and its committees. As part of this review, the NCG Committee and the Board considered that currently no Director serves on more than one other public company board. Our NCG Committee reviews this policy as part of its annual review of our Corporate Governance Guidelines. We also review the overboarding policies of our institutional investors on an ongoing basis.
Annual Performance Evaluation
The Board and each of its committees conducts an annual self-evaluation and the Nominating and Corporate Governance Committee conducts an annual evaluation of the Board as whole, which is discussed with the full Board. The assessment focuses on the Board’s composition, processes, performance, and committee structure, and areas in which the Board, its committees, or management can improve.
Director Orientation and Continuing Education
Each new Director participates in the Company’s orientation program, which includes familiarizing new Directors with the Company’s strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its Code of Ethics, its principal officers, and its internal and independent auditors. Additionally, the Board has a continuing education policy which encourages Directors to periodically attend third-party facilitated education programs, including, but not limited to, those relating to corporate governance and the Director’s specific responsibilities on the Board. Directors are also expected to maintain professional credentials and memberships which relate to their specific responsibilities on the Board.
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Directors
This section describes the experience
and qualifications of Director nominees and how our Board members are compensated.
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Director Nominees
The information that follows, including principal occupation or employment for the past five or more years and summary of each individual’s experience, qualifications, attributes, or skills that have led to the conclusion that each individual should serve as a Director in light of our current business and structure, is furnished with respect to each nominee. See also “Proxy Summary — Helmerich & Payne’s Board of Directors — Director Skills and Experiences,” which summarizes some of the skills and qualifications of each individual director. Thomas A. Petrie, who will not stand for re-election at the 2025 Annual Meeting, has been a valuable member of our Board for over 10 years. We thank him for his distinguished service and substantial contributions to our Board.
Delaney M. Bellinger
Age: 66	Director Since: 2018	Committees: Audit Nominating and Corporate Governance
Career Highlights
Ms. Bellinger served as the Vice President and Chief Information Officer for Huntsman Corporation, a global manufacturer and marketer of differentiated chemicals, from 2016 to 2018. Prior to her role at Huntsman, she was the Chief Information Officer for EP Energy Corp., an exploration and production company, from 2012 to 2015. Before joining EP Energy, she was the Chief Information Officer for YUM! Brands, Inc., a multinational restaurant company, from 2000 to 2010.
Other Public Company Boards (within the past five years):
• None
Key Qualifications and Expertise
Ms. Bellinger brings to the Board executive leadership, information technology, complex global business operations, and oil and gas industry experience through her service as chief information officer of large multinational companies and a company in the oil and gas industry.
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Belgacem Chariag
Age: 62	Director Since: 2021	Committees: Human Resources (C) Nominating and Corporate Governance
Career Highlights
Mr. Chariag served as President and Chief Executive Officer of Ecovyst, Inc. (formerly PQ Group Holdings), a global provider of specialty catalysts, materials, chemicals, and services, from August 2018 to April 2022 and as Chairman of the Board of Ecovyst from December 2019 to April 2022. He also served as a director and Chairman of the Board of Ecovyst’s, Zeolyst International, a joint venture of Ecovyst and Shell Catalyst & Technologies that produces zeolite powders, catalysts, and absorbents, from 2018 to April 2022. Mr. Chariag served as Chief Global Operations Officer for Baker Hughes Company, a worldwide energy technology company, from July 2017 to January 2018, as President Global Operations from May 2016 to June 2017, Chief Integration Officer from December 2014 to April 2016, President Global Products and Services from October 2013 to December 2014, and President Eastern Hemisphere from May 2009 to September 2013. Prior to joining Baker Hughes, Mr. Chariag held a variety of leadership and management roles for Schlumberger Limited, a global oilfield services company, including serving as Vice President of Health, Safety, Environment, and Security.
Mr. Chariag is the co-founder and serves on the board of Tunisian Talents United, a non-profit organization that identifies, attracts, develops and mentors Tunisia’s greatest young talents and potential future leaders.
Other Public Company Boards (within past five years) • Harbour Energy, Plc. (2023 – present) • Ecovyst, Inc. (2019 – 2022)
Key Qualifications and Expertise
Mr. Chariag brings to the Board executive leadership, strategic planning, and global business operations experience through his service as a chairman and chief executive officer of an international public company and his tenure as an executive at other global companies. He also brings a deep knowledge of health, safety, and environmental matters through his leadership position in that area at a large global oilfield services company.
2025 Proxy Statement	23

Kevin G. Cramton
Age: 65	Director Since: 2017	Committees: Audit Nominating and Corporate Governance
Career Highlights
Mr. Cramton has been an operating and executive partner at HCI Equity Partners, a private equity firm, since 2016 and serves on a portfolio company Board of Directors. He also serves as a director of ERShares, a global asset manager with over 20 years’ experience investing in global entrepreneurial public and private companies. Mr. Cramton served from 2019 to 2023 as Chairman of the Board and Chief Executive Officer of Tribar Technologies, Inc., a designer and manufacturer of automotive trim components. He previously served as Executive Chairman of the Board of Atlantix Global Systems, an information technology decommissioning and services company, from 2016 to 2017. Mr. Cramton served from 2012 to 2015 as the Chief Executive Officer of Cardone Industries, a re-manufacturer of automotive aftermarket components. He served as Chief Executive Officer of Revstone Industries, LLC, a designer and manufacturer of automotive components from 2011 to 2012, and as Managing Director of RHJ International (Ripplewood Holdings), a publicly traded, investment holding company, from 2007 to 2011. Prior to joining RHJ International, Mr. Cramton held various roles of increasing responsibility at Ford Motor Company, including Director, Corporate Business Development, with responsibilities for Ford’s merger and acquisition activity.
Other Public Company Boards (within past 5 years)
• Apeiron Capital Investment Corp. (2021 – 2023)
Key Qualifications and Expertise
Mr. Cramton brings to the Board executive leadership, risk management, accounting and finance, and private equity and capital markets experience as well as diverse industries perspective through his service as a chief executive officer of companies engaged in the design and manufacture of automotive components and his service as an executive of investment and private equity firms.
24	2025 Proxy Statement

Randy A. Foutch
Age: 73	Director Since: 2007	Committees: Human Resources Nominating and Corporate Governance (C)
Career Highlights
In 2006, Mr. Foutch founded Laredo Petroleum, Inc. (now known as Vital Energy, Inc.), a publicly traded, Permian basin focused oil and natural gas exploration and production company, where he served as Chief Executive Officer from 2006 to 2019 and as a Director and Chairman of the Board until 2020. He also founded and served as Chairman and in executive roles with the oil and natural gas exploration companies Colt Resources Corp., Latigo Petroleum, Inc., and Lariat Petroleum, Inc. prior to their sales. Mr. Foutch served as a Director of Bill Barrett Corporation, a publicly traded oil and natural gas exploration company, from 2006 to 2011, MacroSolve, Inc., a provider of mobile data and video business solutions, from 2006 to 2008, Cheniere Energy, Inc., a producer and exporter of liquified natural gas in the United States, from 2013 to 2015, Galileo Holdco 1 Limited from July 2022 to August 2024, and Citizen Energy, a private oil and natural gas company from 2022 to October 2024. Mr. Foutch is a member of the advisory board of Pattern Computer, LLC, a developer of machine learning and artificial intelligence engines for complex data analytics applications. Mr. Foutch serves as a Director at CapturePoint LLC, a private company that provides a full range of carbon management services, including capture, transport, utilization and storage. Mr. Foutch currently provides strategic consulting services to one of the largest family offices in the United States and previously provided consulting services to Warburg Pincus, a large global private equity firm. Mr. Foutch is an active member of the National Association of Corporate Directors and is Directorship Certified®.
Mr. Foutch is a member of the National Petroleum Council, a federally chartered committee that advises the Secretary of Energy with respect to oil and natural gas matters. He also serves on the MD Anderson Cancer Center Board of Visitors and the board of the National Museum of Wildlife Art. Mr. Foutch twice received the EY Entrepreneur of the Year Award and the American Association of Petroleum Public Service Award.
Other Public Company Boards (within past five years)
• Laredo Petroleum, Inc. (2006 – 2020)
Key Qualifications and Expertise
Mr. Foutch brings to the Board executive leadership, private equity and capital markets, risk management, and strategic planning experience, as well as deep insights into the oil and natural gas industry, as a founder, executive officer, and director of large energy companies.
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Hans Helmerich
Age: 66	Director Since: 1987 Chairman Since: 2012	Committees: None
Career Highlights
Mr. Helmerich has been a Director of the Company since 1987 and Chairman of the Board since 2012. He served as Chief Executive Officer of the Company from 1989 to 2014 and President from 1987 to 2012. Mr. Helmerich also served as a Director of Northwestern Mutual Life Insurance Company, a financial planning, life insurance, investment services company, from 2006 to 2020.
In 2023, Mr. Helmerich was inducted into the Hart Energy Hall of Fame.
Other Public Company Boards (within past five years)
• Coterra Energy, Inc. (2021 – present)
• Cimarex Energy Co. (2002 – 2021)
Key Qualifications and Expertise
Mr. Helmerich brings to the Board executive leadership, risk management, diverse industries, and global business experience as well and deep oil and gas industry experience through his 25 years as the Company’s Chief Executive Officer and his service on other boards. He also brings proven strategic planning experience, demonstrated by the Company’s innovation, significant growth, and positive performance under his leadership.
26	2025 Proxy Statement

Elizabeth R. Killinger
Age: 55	Director Since: 2023	Committees: Audit Nominating and Corporate Governance
Career Highlights
Ms. Killinger served as Executive Vice President, NRG Home, of NRG Energy, Inc. from 2016 to January 2025. She was responsible for directing all aspects of NRG’s $10 billion Home division, the largest competitive energy provider in North America which provides residential power and gas services to millions of customers through multiple brands and channels in the United States and Canada. Ms. Killinger has over 35 years of domestic and international experience in the energy and services industries, including 25 years with NRG and its predecessors. Prior to joining NRG, Ms. Killinger spent a decade providing strategy, management and systems consulting to energy, oilfield services, and retail distribution companies across the United States and Europe.
Ms. Killinger serves as Chair of the Finance Committee for the Board of Directors for Hope Media Group. She is Secretary of the Texas Economic Development Corporation Board of Directors, and she chairs the Marketing & Branding Committee of the Energy Advisory Board at the University of Houston. She also served on the Board of Directors and Advisory Board of Texas Dow Employee Credit Union, where she chaired the Human Resources and Compensation Committee and served on the Audit, Governance and Nominating, and Strategy Committees during her six years of service.
Other Public Company Boards (within past five years)
• None
Key Qualifications and Expertise
Ms. Killinger brings to the Board executive leadership, risk management, information technology, and strategic planning knowledge and experience, and diverse industries perspective as an executive of a large residential power and gas services company and through her tenure providing management and systems consulting services to the energy, oilfield services, and retail distribution industries. She also brings extensive knowledge of health, safety, and environmental matters from the product manufacturing, installation, and maintenance activities of the residential energy businesses she led.
2025 Proxy Statement	27

John W. Lindsay
Age: 64	CEO Since: 2014 President Since: 2012	Committees: None
Career Highlights
Mr. Lindsay has served as President of the Company since 2012 and Chief Executive Officer of the Company since 2014. He has also been a Director of the Company since 2012. Mr. Lindsay joined the Company in 1987 and has served in various positions of increasing responsibility, including President and Chief Operating Officer of the Company from 2012 to 2014, Executive Vice President and Chief Operating Officer of the Company from 2010 to 2012, Executive Vice President, U.S. and International Operations of Helmerich & Payne International Drilling Co., from 2006 to 2010, and Vice President, U.S. Land Operations from 1997 to 2006.
Other Public Company Boards (within past five years)
• Arcosa, Inc. (2018 – present)
Key Qualifications and Expertise
Mr. Lindsay brings to the Board executive leadership, strategic planning, and environmental, health and safety experience, as well as deep knowledge and experience in the oil and gas industry through his 35-year career and leadership positions with the Company. He also provides management a representative on the Board with extensive knowledge of the Company’s operations as the Board oversees management’s strategy, planning and performance.
28	2025 Proxy Statement

José R. Mas
Age: 53	Director Since: 2017	Committees: Human Resources Nominating and Corporate Governance
Career Highlights
Mr. Mas has served as the Chief Executive Officer of MasTec, Inc., a large public infrastructure services provider operating primarily throughout North America across a range of industries, since 2007, and as a member of its Board of Directors since 2001. He served as MasTec’s President from 2007 to 2010, Vice Chairman of the Board of Directors and Executive Vice President — Business Development from 2001 to 2007, and led MasTec’s Communications Service Operation from 1999 to 2001. Mr. Mas joined MasTec, Inc. in 1992.
Mr. Mas received the EY National Entrepreneur of the Year award in 2011 and 2012.
Other Public Company Boards (within past five years)
• MasTec, Inc. (2001 – present)
• American Virtual Cloud Technologies, Inc. (2017 – 2020)
Key Qualifications and Expertise
Mr. Mas brings to the Board executive leadership, diverse industries, private equity and capital markets, risk management, and strategic planning experience through his service as a chairman and chief executive officer of a large public company.
2025 Proxy Statement	29

Donald F. Robillard, Jr.
Age: 73	Director Since: 2012	Committees: Audit (C) Nominating and Corporate Governance
Career Highlights
Mr. Robillard served as a Director and the Executive Vice President, Chief Financial Officer, and Chief Risk Officer of Hunt Consolidated, Inc. (“Hunt Consolidated”), a private international holding company with interests in oil and gas exploration and production, refining, real estate development, private equity investments, and ranching, from 2015 to 2017. He returned to the Board of Directors of Hunt Consolidated in 2024, after serving as a Director of RRH Corporation, the holding company for all Hunt Consolidated subsidiaries, between 2020 and 2024. Mr. Robillard joined Hunt Consolidated in 1983, serving in domestic and international accounting positions of increasing responsibility, and was elected Senior Vice President and Chief Financial Officer in 2007. He also served as Chief Executive Officer and Chairman of ES Xplore, LLC, a direct hydrocarbon indicator company and subsidiary of Hunt Consolidated, from 2016 to 2017. Mr. Robillard served as an independent director of Galileo Holdco 1 Limited from 2020 to August 2024. Mr. Robillard formed Robillard Consulting, LLC, an oil and gas advisory firm, in 2018.
Mr. Robillard is a Certified Public Accountant and a member of Financial Executives International. He also serves on the Advisory Board of The Institute for Excellence in Corporate Governance at the University of Texas at Dallas. Mr. Robillard is also an active member of the National Association of Corporate Directors and is Directorship Certified®.
Other Public Company Boards (within past five years)
• Cheniere Energy, Inc. (2014 – present)
Key Qualifications and Expertise
Mr. Robillard brings to the Board executive leadership, global business, private equity and capital markets, risk management, oil and gas industry, and strategic planning experience, as well as extensive experience in finance and accounting through his service as a chief financial and risk officer of a large private company in the energy sector and his service on the board of directors of a large public energy company.
30	2025 Proxy Statement

John D. Zeglis
Age: 77	Director Since: 1989	Committees: Audit Nominating and Corporate Governance
Career Highlights
Mr. Zeglis served as Chief Executive Officer and Chairman of the Board of AT&T Wireless Services, Inc., a wireless telecommunications carrier, from 1999 to 2004. He served as President of AT&T Corporation, a global provider of telecommunications and technology services, from December 1997 to July 2001, Vice Chairman from June 1997 to November 1997, General Counsel and Senior Executive Vice President from 1996 to 1997, and Senior Vice President and General Counsel from 1986 to 1996. Mr. Zeglis has served on the Board of Directors for The Duchossois Group, a privately-held, family business, since 2010.
Other Public Company Boards (within past five years)
• None
Key Qualifications and Expertise
Mr. Zeglis brings to the Board executive leadership, diverse industries, global business, and risk management experience as well as extensive legal expertise and experience through his service a chief executive officer and general counsel of large telecommunications providers.
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Transactions with Related Persons, Promoters, and Certain Control Persons
The Company has adopted written Related Person Transaction Policies and Procedures. The Audit Committee is responsible for applying such policies and procedures. The Audit Committee reviews all transactions, arrangements, or relationships in which the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, the Company is a participant, and any related person has or will have a direct or indirect material interest. In general, a related person is any Company, executive officer, Director, or nominee for election as a Director, any greater than five percent beneficial owner of our common stock, and immediate family members of any of the foregoing.
The Audit Committee applies the applicable policies and procedures by reviewing the material facts of all interested transactions that require the Audit Committee’s approval and either approves or disapproves of the entry into the interested transaction, subject to the exceptions described below. Any member of the Audit Committee who is a related person with respect to a transaction under review may not vote with respect to the approval of the transaction. In determining whether to approve or ratify an interested transaction, the Audit Committee takes into account, among other factors it deems appropriate, the nature of the related person’s interest in the interested transaction, the material terms of the interested transaction including whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the materiality of the related person’s direct or indirect interest in the interested transaction, the materiality of the interested transaction to us, the impact of the interested transaction on the related person’s independence (as defined in our Corporate Governance Guidelines and the NYSE listing standards), and the actual or apparent conflict of interest of the related person participating in the transaction (as contemplated under our Code of Business Conduct and Ethics). The following transactions are deemed to be pre-approved under the applicable policies and procedures:
(i)
Director and executive officer compensation otherwise required to be disclosed in our proxy statement,

(ii)
transactions where all of our stockholders receive proportional benefits,

(iii)
certain banking-related services, and

(iv)
transactions available to our employees generally.

There are no related person transactions required to be reported in this proxy statement.
Our Risk Management Program and the Board’s Role in Risk Oversight
The Board and its committees have direct oversight of the risk management functions of the Company. We maintain an enterprise risk management program designed to identify, monitor, assess, and mitigate significant risks facing the Company.
Board of Directors
At each regular meeting, the Board reviews the Company’s financial condition and results of operations, hears reports concerning factors that could affect the business in the future, and receives a report on the most significant risks facing the Company. The Board annually approves a capital budget, with subsequent approval required for any significant variations. In addition, the Board receives information from management concerning operations, safety, legal, regulatory, insurance, finance, strategy, environmental, social, and governance matters, as well as information regarding any material risks associated with each of the foregoing. The full Board (or the appropriate Board committee if the Board committee is responsible for the oversight of the matter) receives this information through updates from the appropriate members of management to enable it to understand and monitor the Company’s risk management practices. When a Board committee receives an update, the chairperson of the relevant Board committee reports on the discussion to the full Board at the next Board meeting. This enables the Board and its committees to coordinate their oversight of risks facing the Company.
32	2025 Proxy Statement

Human Resources Committee
Consulting with its compensation consultant and with management, the Human Resources Committee establishes performance goals for the Company’s various compensation plans. These performance goals are intended to drive behavior that does not encourage or result in any material risk of adverse consequences to the Company and/or its stockholders. Further information concerning the Human Resource Committee’s role in risk management with respect to compensation can be found in “Compensation Discussion and Analysis — Compensation Risk Assessment.” The Human Resources Committee also reviews risks, strategies, and policies related to human capital management.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee also has a role in risk oversight for the Company, including, but not limited to, overseeing management succession planning and assessing corporate governance on a periodic basis. The Nominating and Corporate Governance Committee is also responsible for Director succession planning, which includes efforts to mitigate risks associated with the loss of expertise and leadership at the Board level.
Audit Committee
The Audit Committee plays a significant role in oversight of risks associated with the Company’s financial performance, internal and external audit functions, legal and tax contingencies, cybersecurity, physical security, and other exposures. We have dedicated teams to address cybersecurity threats, including an incident and response team, and a security operations team; the Audit Committee receives an update on cybersecurity matters quarterly. For additional information relating to our cybersecurity program, please refer to our Annual Report on Form 10-K for the fiscal year ended September 30, 2024. The Company’s independent auditors, Chief Financial Officer, Chief Legal and Compliance Officer, Chief Accounting Officer, Vice President of Internal Audit, General Counsel, Senior Vice President of Information Technologies and Engineering, either the Director of IT Governance and Response or Vice President of Information Technology, Director of Risk Management and Insurance, Senior Manager of Compliance, Director of Global Security, and Tax Director report to the Audit Committee at each regular quarterly meeting. The Audit Committee reviews and approves the annual internal audit plan and also receives reports on all internal audits. The Audit Committee also reviews and discusses with management the Company’s processes and policies with respect to risk assessment and risk management, including the Company’s enterprise risk management program.
Enterprise Risk Management Program
Our enterprise risk management program is designed to identify and monitor risks to the Company, assess the Company’s risk mitigation plans, and consult on further measures that can be taken to address new and existing risks. Our Enterprise Risk Management Committee, which meets quarterly, is comprised of our executive officers, Senior Vice President of Information Technologies and Engineering, Chief Accounting Officer, Vice President of Internal Audit, and Corporate Secretary. Our Risk Management and Insurance Department is responsible for the implementation of our enterprise risk management program and maintains a register of risks and initiates reviews and assessments. The Director of Risk Management and Insurance reports to the Audit Committee and full Board quarterly.
Communication with the Board
The Board has established several means for employees, stockholders, and other interested persons to communicate their concerns to the Board, including our Lead Director or non-management Directors as a group. If the concern relates to our financial statements, accounting practices, or internal controls, the concern may be submitted in writing to the Chairperson of the Audit Committee in care of our Corporate Secretary at our headquarters address. If the concern relates to our governance practices, business ethics, or corporate conduct, the concern may be submitted in writing to the Lead Director and/or the Chairperson of the Nominating and Corporate Governance Committee in care of our Corporate Secretary at our headquarters address. If the concern is intended for the non-management presiding Director or the non-management Directors as a group, the concern may be submitted in writing to such
2025 Proxy Statement	33

presiding Director or group in care of our Corporate Secretary at our headquarters address. If the employee, stockholder, or other interested person has an unrelated concern or is unsure as to which category his or her concern relates, he or she may submit it in writing to the Board or any one of the Directors in care of our Corporate Secretary at our headquarters address. Our headquarters address is:
Helmerich & Payne, Inc. 222 North Detroit Avenue Tulsa, Oklahoma 74120
Each communication intended for any management or non-management Director(s) or for the entire Board and received by the Corporate Secretary that is related to our operations will be promptly forwarded to the specified party.
Director Compensation for Fiscal 2024
For fiscal 2024, the non-employee Directors received the following compensation:
Role	Quarterly Retainer ($)
Chairman of the Board (Mr. Helmerich)	37,500
Each Other Non-Employee Director	25,000
Lead Director	6,250
Audit Committee Chair	7,500
Human Resources Committee Chair	3,750
Nominating and Corporate Governance Committee Chair	3,750
Each Member of the Audit Committee	1,250
Non-Employee Director Annual Restricted Stock Grant	Target Value on the Date of Grant ($)
Chairman of the Board	270,000
Other Non-Employee Directors	180,000
Non-employee Director compensation was reviewed during fiscal 2024, and no changes were made to the above amounts. All non-employee Directors are also reimbursed for expenses incurred in connection with attending Board meetings and Board committee meetings. Directors who are also employees do not receive additional compensation for serving on the Board. Restricted stock is the sole form of stock-based compensation awarded to Directors.
Director Deferred Compensation Plan
All non-employee Directors may participate in our Director Deferred Compensation Plan (the “Director Plan”), under which each Director may defer all or a portion of his or her cash and stock compensation. Participating Directors may direct deferred cash compensation into an interest investment alternative (which accrues at a rate equal to prime plus one percent) or a stock unit investment alternative (under which the Director’s account is credited with a number of stock units determined by dividing the Director’s deferred compensation amount by the fair market value of one share of our common stock on the deferral date, and which stock units then increase or decrease in value based on changes in our stock price and dividends paid on our common stock). If deferred, stock compensation must be deferred into the stock unit investment alternative. Subject to limited emergency withdrawals and distributions upon a change-in-control event, all distributions from the Director Plan are made in cash upon the Director’s separation from service.
34	2025 Proxy Statement

Director Compensation Table
The following table shows the compensation of the members of the Board who served at any time during fiscal 2024, other than Mr. Lindsay, whose compensation as a named executive officer is set forth in the Summary Compensation Table.
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (S)	All Other Compensation(3) ($)	Total ($)
Delaney M. Bellinger	105,000	179,988		7,452	292,440
Belgacem Chariag	107,500	179,988		7,452	294,940
Kevin G. Cramton	105,000	179,988		7,452	292,440
Randy A. Foutch	140,000	179,988		7,452	327,440
Hans Helmerich	150,000	269,962		11,179	431,141
Elizabeth R. Killinger	105,000(4)	179,988	3,271(4)	8,203	296,462
José R. Mas	100,000	179,988		7,452	287,440
Thomas A. Petrie	107,500	179,988		7,452	294,940
Donald F. Robillard, Jr.	135,000(5)	179,988		7,452	322,440
John D. Zeglis	105,000	179,988		7,452	292,440
(1)
Regular cash retainers, committee chair fees, Audit Committee member fees and lead director fees were paid quarterly in December, February, June and September.

(2)
Includes restricted stock and restricted stock deferred to stock units under our Director Plan. The amounts included in this column represent the aggregate grant date fair value of restricted stock determined pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. For additional information, including valuation assumptions with respect to the grants, refer to note 10, “Stock-Based Compensation,” to our audited financial statements for the fiscal year ended September 30, 2024, included in our Annual Report on Form 10-K filed with the SEC on November 13, 2024 (the “2024 Form 10-K”).

(3)
Amounts in this column reflect dividends on restricted stock and dividends credited on stock units under the Director Plan and do not include any perquisites or other personal benefits, the aggregate amount of which with respect to any Director, does not exceed $10,000.

(4)
Ms. Killinger elected to defer $78,750 of her fiscal 2024 cash retainer under the Director Plan. Deferred cash is considered fully vested at all times. This amount is the above-market portion of interest earned pursuant to the interest investment alternative under the Director Plan.

(5)
Mr. Robillard elected to defer $7,500 of his fiscal 2024 cash retainer under the Director Plan. Deferred cash is considered fully vested at all times.

Outstanding Equity Awards At Fiscal 2024 Year-End (Directors)
The following table provides information on the aggregate number of unvested shares or stock units and unexercised options outstanding for each non-employee Director as of September 30, 2024.
Name	Aggregate Number of Unvested Shares or Stock Units Outstanding as of September 30, 2024(#)(1)	Aggregate Options Outstanding as of September 30, 2024(#)(2)
Delaney M. Bellinger	4,675(3)	2,926
Belgacem Chariag	4,675(4)	—
Kevin G. Cramton	4,675(4)	12,613
Randy A. Foutch	4,675(3)	32,573
Hans Helmerich	7,012(4)	48,860
Elizabeth R. Killinger	4,675(4)	—
José R. Mas	4,675(4)	12,613
Thomas A. Petrie	4,675(4)	32,573
Donald F. Robillard, Jr.	4,675(3)	32,573
John D. Zeglis	4,675(4)	32,573
2025 Proxy Statement	35

(1)
Represents shares of restricted stock or stock units deferred pursuant to the Director Plan, which were granted on February 28, 2024, and vest on the one-year anniversary of the grant date. Certain directors also hold fully vested stock units in respect of deferrals of prior year retainers under the Director Plan.

(2)
Represents vested and exercisable stock options. No stock options were awarded in fiscal 2024, and no Director holds any unvested or unexercisable stock options.

(3)
Represents unvested stock units deferred pursuant to the Director Plan.

(4)
Represents restricted stock.

36	2025 Proxy Statement

PROPOSAL 1
ELECTION OF DIRECTORS

At the Annual Meeting, 10 Directors are to be elected for terms of one year each. Mr. Petrie will not stand for reelection as Director of the Company at the Annual Meeting. Accordingly, Mr. Petrie is not included as a nominee for election at the Annual Meeting and his current term as a Director will expire at the Annual Meeting. Effective as of the Annual Meeting, our authorized number of directors will be reduced to 10. All incumbent Directors, except Mr. Petrie, will stand for re-election. The NCG Committee has determined that each of the nominees qualifies for election under its criteria for evaluation of directors and has recommended that each of the candidates be nominated for election. If any nominee becomes unable to serve prior to the Annual Meeting, shares represented by proxy may be voted for a substitute designated by the Board of Directors, unless a contrary instruction is noted on the proxy. The Board of Directors has no reason to believe that any of the nominees will become unavailable. As detailed under “Additional Information Concerning the Board of Directors — Director Independence” above, the Board of Directors has affirmatively determined that each of the nominees, other than Messrs. Helmerich and Lindsay, qualifies as “independent” as that term is defined under the rules of the NYSE and the SEC, as well as our Corporate Governance Guidelines.
Board Recommendation The Board unanimously recommends a vote FOR each of the persons nominated by the Board.
2025 Proxy Statement	37

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT AUDITORS

The Audit Committee has appointed the firm of Ernst & Young LLP as the independent registered public accounting firm (“independent auditors”) to audit our financial statements for fiscal 2025. A proposal will be presented at the Annual Meeting asking the stockholders to ratify this appointment. The firm of Ernst & Young LLP has served us in this capacity since 1994.
Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions. If stockholders do not ratify the appointment of Ernst & Young LLP as the independent auditors to audit our financial statements for fiscal 2025, the Audit Committee will consider the voting results and evaluate whether to select a different independent auditor.
Although ratification is not required by Delaware law, our Certificate of Incorporation, or our By-laws, we are submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate governance. Even if the selection of Ernst & Young LLP is ratified, the Audit Committee may select different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
Board Recommendation The Board unanimously recommends a vote FOR the ratification of Ernst & Young LLP as our independent auditors for fiscal 2025.
38	2025 Proxy Statement

Audit Fees
The following table sets forth the aggregate fees and costs paid to Ernst & Young LLP during the last two fiscal years for professional services rendered to us:
	Years Ended September 30,
	2024	2023
Audit Fees(1)	$2,917,735	$2,369,065
Audit-Related Fees(2)	300,103	354,300
Tax Fees(3)	239,953	182,522
All Other Fees	—	—
Total	$3,457,791	$2,905,887
(1)
Includes fees for services related to the annual audit of the consolidated financial statements for the fiscal years ended September 30, 2024 and 2023 and the reviews of the financial statements included in the Company’s Form 10-Q reports, required domestic and international statutory audits and attestation reports, and the auditor’s report for internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002. The 2024 fees include certain costs associated with our debt financing transactions including pre-acquisition financial accounting and reporting consultations.

(2)
Includes fees for services related to the audit for Maintenance Costs of Common Area Facilities for a wholly-owned subsidiary and the review of our Annual Sustainability Report.

(3)
Includes fees for services rendered for tax compliance and tax advice.

The Audit Committee reviews and pre-approves audit and non-audit services performed by our independent registered public accounting firm as well as the fee charged for such services. Pre-approval is generally provided for up to one year, is detailed as to the specific service or category of service, and is subject to a specific budget. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee may delegate pre-approval authority for such services to one or more of its members, whose decisions are then presented to the full Audit Committee at its next scheduled meeting. For fiscal years 2023 and 2024, all of the audit and non-audit services provided by our independent registered public accounting firm were pre-approved by the Audit Committee in accordance with the Audit Committee Charter. In its review of all non-audit service fees, the Audit Committee considers, among other things, the possible effect of such services on the auditor’s independence.
2025 Proxy Statement	39

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors is composed of five Directors and operates under a written charter adopted by the Board of Directors. All members of the Audit Committee meet the independence standards set forth in our Corporate Governance Guidelines as well as the listing standards of the NYSE and the applicable rules of the SEC. Two members of the Audit Committee meet the “audit committee financial expert” requirements under applicable SEC rules. The Audit Committee charter is available on our website at www.helmerichpayne.com/corporate-governance-information. The Audit Committee reviews the adequacy of and compliance with such charter annually.
The Company’s management is responsible for, among other things, preparing our consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), establishing and maintaining internal controls over financial reporting and evaluating the effectiveness of such internal controls over financial reporting. Our independent registered public accounting firm is responsible for (i) auditing the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and for expressing an opinion on the conformity of the financial statements with GAAP and (ii) auditing our internal controls over financial reporting in accordance with such standards and for expressing an opinion as to the effectiveness of those controls.
The Audit Committee assists the Board of Directors in fulfilling its responsibility to oversee management’s implementation of our financial reporting process and the audits of our consolidated financial statements and our internal controls over financial reporting. In this regard, the Audit Committee meets periodically with management, our internal auditor, and our independent registered public accounting firm. The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm. As part of fulfilling this responsibility, the Audit Committee engages in an annual evaluation of, among other things, our independent registered public accounting firm’s qualifications, competence, integrity, expertise, performance, independence, communications with the Audit Committee, lead audit partner, and whether our independent registered public accounting firm should be retained for the upcoming year’s audit. The Audit Committee discusses with the Company’s internal auditor and our independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the Company’s internal auditor and our independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee reviews significant audit findings together with management’s responses thereto. The Audit Committee performs other activities throughout the year, in accordance with the responsibilities of the Audit Committee specified in the Audit Committee charter.
In its oversight role, the Audit Committee reviewed and discussed our audited consolidated financial statements and our internal controls over financial reporting with management and with Ernst & Young LLP (“EY”), our independent registered public accounting firm for fiscal year 2024. Management and EY indicated that our consolidated financial statements as of and for the year ended September 30, 2024 were fairly stated in accordance with GAAP and that our internal controls over financial reporting were effective as of September 30, 2024. The Audit Committee discussed with EY and management the significant accounting policies used and significant estimates made by management in the preparation of our audited consolidated financial statements, and the overall quality, not just the acceptability, of our consolidated financial statements and management’s financial reporting process. The Audit Committee and EY also discussed any issues deemed significant by EY or the Audit Committee, including critical audit matters addressed during the audit and the matters required to be discussed by the applicable requirements of the PCAOB, the rules of the SEC, and other applicable regulations.
EY has provided to the Audit Committee written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with EY the firm’s independence. The Audit Committee also concluded that EY’s provision of other permitted non-audit services to us and our related entities is compatible with EY’s independence.
40	2025 Proxy Statement

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for our fiscal year ended September 30, 2024, filed with the SEC.
Submitted by the Audit Committee
Donald F. Robillard, Jr., Chairman
Delaney M. Bellinger
Kevin G. Cramton
Elizabeth R. Killinger
John D. Zeglis
2025 Proxy Statement	41

EXECUTIVE OFFICERS
The following table sets forth the names and ages of our executive officers, together with the positions and offices held by such executive officers with the Company. Except as noted below, all positions and offices held are with the Company. Officers are elected to serve until the meeting of the Board of Directors following the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

JOHN W. LINDSAY, 64
President and Chief Executive Officer, since March 2014
Director, since September 2012
Prior Positions
•
President and Chief Operating Officer from September 2012 to March 2014

•
Executive Vice President and Chief Operating Officer from 2010 to September 2012

•
Executive Vice President, U.S. and International Operations of Helmerich & Payne International Drilling Co. from 2006 to September 2012

•
Vice President of U.S. Land Operations of Helmerich & Payne International Drilling Co. from 1997 to 2006

J. KEVIN VANN, 53
Senior Vice President and Chief Financial Officer, since August 2024
Prior Positions
•
Vice President, Finance and Strategic Planning of Empire Petroleum Corporation (NYSE American: EP), an oil and gas company, from 2022 to 2023

•
Chief Financial Officer of WPX Energy, Inc. (NYSE: WPX), an oil and natural gas exploration and production company, from 2014 to 2021

•
Chief Accounting Officer and Controller of WPX Energy, Inc. from 2012 to 2014

•
Controller of the exploration and production business of The Williams Companies, Inc. from 2007 to 2011

Other Service
•
Director of Empire Petroleum Corporation since 2023

CARA M. HAIR, 48
Senior Vice President, Corporate Services and Chief Legal and Compliance Officer, since December 2020
Prior Positions
•
Vice President, Corporate Services and Chief Legal and Compliance Officer from August 2017 to December 2020

•
Vice President, General Counsel and Chief Compliance Officer from March 2015 to August 2017

•
Deputy General Counsel from June 2014 to March 2015

•
Senior Attorney from January 2013 to June 2014

•
Attorney from 2006 to January 2013

42	2025 Proxy Statement

JOHN R. BELL, 54
Senior Vice President, Integration Execution & Operations, since January 2025
Helmerich & Payne International Holdings, LLC
Prior Positions
•
Senior Vice President, International and Offshore Operations of Helmerich & Payne International Holdings, LLC, from December 2020 to January 2025

•
Vice President, International and Offshore Operations of Helmerich and Payne International Holdings, LLC, from August 2017 to December 2020

•
Vice President, Corporate Services from January 2015 to August 2017

•
Vice President of Human Resources from March 2012 to January 2015

•
Director of Human Resources from 2002 to March 2012

MICHAEL P. LENNOX, 44
Senior Vice President, Americas Operations, since January 2025
Helmerich & Payne International Holdings, LLC
Helmerich & Payne International Drilling Co.
Prior Positions
•
Senior Vice President, U.S. Land Operations of Helmerich & Payne International Drilling Co., from December 2020 to January 2025

•
Vice President, U.S. Land Operations of Helmerich & Payne International Drilling Co. from August 2017 to December 2020

•
District Manager of Helmerich & Payne International Drilling Co. from 2012 to August 2017

RAYMOND JOHN (“TREY”) ADAMS III, 39
Senior Vice President, Global Commercial Sales, & Marketing, since January 2025
Prior Positions
•
Senior Vice President of Digital Operations, Sales, & Marketing from December 2020 to January 2025

•
Vice President of Digital Operations, Sales, & Marketing of Helmerich & Payne Technologies, LLC, from September 2020 to December 2020

•
Vice President of Helmerich & Payne Technologies, LLC, from July 2018 to September 2020

•
Integration Manager of Motive Drilling Technologies, Inc. and Magnetic Variation Services, LLC, subsidiaries of the Company, from June 2017 to June 2018

•
District Manager of Helmerich & Payne International Drilling Co., from 2015 to June 2017

2025 Proxy Statement	43

COMPENSATION COMMITTEE REPORT
The Human Resources Committee of the Company has reviewed and discussed with management the following section of this proxy statement entitled “Compensation Discussion and Analysis” (“CD&A”) as required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Human Resources Committee recommended to the Board that the CD&A be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024. This report is provided by the following Directors, who comprise the Human Resources Committee:
Belgacem Chariag, Chairman
Randy A. Foutch
José R. Mas
Thomas A. Petrie
44	2025 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
2025 Proxy Statement	45

In this discussion and analysis, we describe our compensation philosophy and program for our named executive officers (“named executive officers” or “NEOs”) whose compensation is set forth in the Summary Compensation Table and other compensation tables included in this proxy statement. For the year ended September 30, 2024, our named executive officers were the following individuals:
Officers	Title
John W. Lindsay	President and Chief Executive Officer
J. Kevin Vann(1)	Senior Vice President and Chief Financial Officer
Cara M. Hair	Senior Vice President, Corporate Services and Chief Legal and Compliance Officer
John R. Bell	Senior Vice President, Integration Execution & Operations of Drilling Subsidiary
Michael P. Lennox	Senior Vice President, Americas Operations of Drilling Subsidiaries
Mark W. Smith(2)	Former Senior Vice President and Chief Financial Officer
(1)
Mr. Vann joined the Company as Senior Vice President and Chief Financial Officer in August 2024

(2)
Mr. Smith served as Senior Vice President and Chief Financial Officer until his retirement in August 2024

Executive Summary
Access to responsible and efficient energy is fundamental to sustaining and improving the quality of all lives on a global basis. For more than 100 years, H&P has been a trusted partner in the industry. The Company’s longevity results from our commitments to our stockholders, business partners, employees, and the communities in which we operate. We are a leader of the drilling industry through our innovation, the value we bring to customers, and our support of sustainability across our operations. Our customer-centric approach continues to underpin our offerings as we evolve and deliver our innovative and efficient drilling and digital technology solutions.
Much of the Company’s success and resilience is due to our ability to manage unfavorable market conditions and seize opportunities in favorable ones. Our rig count for North America Solutions remained relatively stable during fiscal 2024 despite a decline in the overall industry rig count. The rig market was pressured by continued weakness in natural gas prices as well as other non-commodity price related factors, such as customer capital budgets, drilling plans, production levels and customer consolidation. As we move forward, we believe that our rig fleet, technology offerings, financial strength, contract backlog and strong customer and employee base position us very well for future success and to continue as an industry leader. For example, in fiscal 2024:
•
we advanced our strategy to expand internationally by:

•
increasing our operational presence in the Middle East region significantly from a historical level of two to three rigs under contract in the region to approximately nine to 11 rigs as we prepared to begin operations in the Kingdom of Saudi Arabia;

•
three of our eight rigs under contract in Saudi Arabia arrived in Saudi Arabia during fiscal 2024, while the other five rigs are expected to arrive in fiscal 2025

•
our drilling operations in Saudi Arabia began in the first quarter of fiscal 2025;

•
announcing our intentions to acquire KCA Deutag, which transaction closed in January 2025 and firmly positions H&P as a global leader in onshore drilling;

•
while our North America Solutions segment operating revenue on a per day basis increased by 8% in fiscal 2024, our direct margin(1) on a per day basis increased by 12% in the same time period;

•
we saw performance contracts remain at roughly 50% of all drilling service contracts in our North America Solutions segment, helping us continue to tie our performance and the value we create to our level of contract compensation; and

(1)
Direct margin is a non-GAAP measure. Please refer to the discussion of non-GAAP financial measures and reconciliations to GAAP measures beginning on page 59 of our 2024 Form 10-K.

46	2025 Proxy Statement

•
as part of the 2024 Supplemental Stockholder Return Plan described in our 2024 proxy statement, we returned approximately $220 million of capital to our stockholders through base and supplemental dividends and share repurchases.

Finally, as part of our overall capital allocation plan that was announced in November 2024, we established H&P’s 2025 Stockholder Return Plan, which is currently projected to provide nearly $100 million in base dividends to our stockholders in fiscal 2025 as we prioritize using free cash flow to reduce debt incurred related to the KCA Deutag acquisition.(2)
Our Human Resources Committee (referred to in this section as the “Committee”) believes that the fiscal 2024 compensation of our named executive officers appropriately reflects and rewards their strong values-driven leadership and is commensurate with our size and performance. The Committee is responsible for establishing and monitoring our executive compensation program. All compensation decisions relating to our CEO, CFO, and the other named executive officers are made by the Committee. The following pay decisions were made by the Committee with respect to our named executive officers for 2024:
•
Base salaries were generally increased for calendar 2024, reflecting adjustments to align pay with market compensation levels as compared to our Compensation Peer Group (defined below) and published survey data

•
We maintained a twelve-month performance period for all performance metrics under our Annual Short-Term Incentive Plan. The target bonus opportunities (as a percentage of base salary) were maintained from fiscal 2023 as these opportunities remained competitive with fiscal 2024 market practice. Our performance for fiscal 2024 produced a weighted average payout factor of 155.32% of target.

•
The target value of long-term equity incentive awards (as a percentage of base salary) were maintained from fiscal 2023 levels which remained appropriately aligned with market practice in fiscal 2024. Long-term equity incentive awards were granted 50% in the form of performance-based restricted share units (“performance share units”) that are earned based on our relative total stockholder return (“TSR”) and 50% in the form of time-vested restricted stock. We also maintained the performance share unit award design including the +/-25% return on invested capital (“ROIC”) performance modifier added in fiscal 2023.

•
Based on the relative ranking of our three-year TSR and one-year TSR for 2024

•
87.5% of the performance share units granted in December 2021 and eligible to be earned based on 2024 performance, were actually earned;

•
150% of the performance share units granted in December 2021 with a three-year performance period ending December 31, 2024, were actually earned;

•
87.5% of the performance share units granted in December 2022 and eligible to be earned based on 2024 performance, were actually earned;

•
87.5% of the performance share units granted in December 2023 and eligible to be earned based on 2024 performance, were actually earned.

The Committee believes that the compensation decisions made and payouts earned for the year illustrate our pay for performance philosophy, appropriately aligning the interest of our executives with those of our stockholders.
(2)
Planned base dividends represent our current intention of returning capital to stockholders during fiscal year 2025 based upon our outlook of market and industry conditions at present, including our current expectations surrounding rig pricing, activity levels, margins, cash generation, capital expenditures, and other investment opportunities. In determining whether to proceed with the fiscal year 2025 base dividends, management and the Board will continue to review the Company’s financial position and performance together with relative market conditions at that time in order for the Board to determine the amount, timing and approval of any dividend payments.

2025 Proxy Statement	47

Chief Financial Officer Transition
Mr. Smith retired from his position as Senior Vice President and Chief Financial Officer of the Company effective August 15, 2024 (the “Transition Date”) and continued to serve as a non-executive Senior Advisor to the Company through December 31, 2024. J. Kevin Vann was hired as Chief Financial Officer Designate on August 5, 2024, and assumed the role of Senior Vice President and Chief Financial Officer on the Transition Date. Mr. Vann was eligible for a prorated fiscal 2024 bonus under the Company’s Annual Short-Term Incentive Bonus Plan (the “STI Plan”) in light of his partial year of service, but did not receive any grants of long-term incentive awards in fiscal 2024; he will be eligible for such awards beginning in fiscal 2025. While serving as a Senior Advisor, Mr. Smith remained eligible for a fiscal 2024 bonus and continued to vest in his long-term equity incentive awards in accordance with their terms.
48	2025 Proxy Statement

Executive Compensation Philosophy and Practices

The primary goals of our executive compensation program are to:
•
align the interests of our executives with those of our stockholders;

•
attract, retain, and motivate qualified executives; and

•
link our executives’ pay with their performance and execution of the Company’s strategy.

The following table highlights compensation practices we have implemented because we believe they drive performance, as well as practices we have avoided because we do not believe they would serve our stockholders’ long-term interests.
What We Do	What We Do Not Do
We pay our named executive officers a significant portion of their target compensation in the form of variable performance-based compensation.	We do not have employment contracts with our named executive officers.
We maintain robust clawback policies that go beyond the minimum requirements of NYSE listing standards.	We do not revise performance-based incentives to pay out in the event that the Company falls short of its performance goals.

The Committee engages in a multi-step compensation setting process for our named executive officers, including reviewing market and survey data sourced from a peer group of companies, the oil and gas industry, and the market more generally.
We do not provide tax gross-ups to our named executive officers.
We emphasize long-term equity incentives and utilize caps on potential incentive payouts.	We do not maintain compensation programs that we believe motivate misbehavior or excessive risk-taking by employees.
We have modest post-employment benefits and have included double trigger change in control provisions in all equity awards.	We do not permit our named executive officers, other employees, or Directors to hedge, pledge, or use margin accounts related to the Company’s stock.
We maintain stock ownership and retention guidelines that align management and stockholder interests.
The Committee retains an independent compensation consultant for the purpose of advising on executive compensation practices.
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Compensation Components
Generally, the elements of compensation and benefits provided to our named executive officers are the same as those provided to other key employees. The executive compensation program for our named executive officers for fiscal 2024 consisted of the following elements:
•
base salary;

•
annual short-term incentive bonus;

•
long-term equity incentive compensation;

•
retirement benefits; and

•
other benefits.

To align the interests of our executives with those of our stockholders, our executive compensation program places a substantial emphasis on variable compensation which fluctuates based on both the Company’s stock price performance and the Company’s achievement of short- and long-term corporate goals that are designed to enhance stockholder value. As illustrated by the charts below a majority of each NEO’s target total direct compensation is tied to such compensation elements. Furthermore, a majority of our variable compensation is in the form of equity-based compensation that vests or is earned over three years. Mr. Vann is omitted from the below and Mr. Smith’s target direct compensation was used for the Average Named Executive Officer table as he was CFO when target total direct compensation was determined.
Chief Executive Officer Target Total Direct Compensation	Average Named Executive Officer (excl. CEO) Target Total Direct Compensation

Target total direct compensation is comprised of base salary, target short-term bonus levels, and the target value of long-term equity awards at grant.
Determination of Executive Compensation
For purposes of determining named executive officer compensation, the Committee generally meets at least quarterly throughout the fiscal year to:
•
review and approve compensation levels and corporate goals and objectives;

•
consider trends in executive compensation;

•
monitor the Company’s compensation structure relative to peer companies;

•
track the Company’s progress with respect to the approved goals for the Company’s Annual Short-Term Incentive Bonus and Long-Term Equity Incentive Compensation programs; and

•
perform other duties as set forth in the Committee’s charter.

Following the end of each fiscal year, the Committee meets to consider and determine bonus compensation for the completed fiscal year as well as salary adjustments, and equity-based compensation awards for the upcoming fiscal
50	2025 Proxy Statement

year. The Committee also considers performance objectives for the upcoming fiscal year and recommends the same for ratification by the Board. We evaluate the performance of our executives over both short-term and multi-year periods.
In making compensation decisions, the Committee compares each element of compensation against those provided by a peer group of publicly-traded contract drilling and oilfield service companies (collectively, the “Compensation Peer Group”) and against broader published survey data. The Compensation Peer Group consists of companies that are representative of the types of companies that we compete against for talent.
The Committee, with the assistance of its independent compensation consultant revised the Compensation Peer Group for fiscal 2024 compensation decisions to add Weatherford International plc due to its comparable size and operations.
For compensation decisions with respect to fiscal 2024, the resulting Compensation Peer Group was as follows:
Peer Group Companies
Baker Hughes Company	Patterson-UTI Energy, Inc.
ChampionX Corporation	Precision Drilling Corporation
Expro Group Holdings N.V.	ProPetro Holding Corp.
Helix Energy Solutions Group, Inc.	RPC, Inc.
Nabors Industries Ltd.	TechnipFMC plc
NOV Inc.	Transocean Ltd.
Oceaneering International, Inc.	Weatherford International plc
Oil States International, Inc.
The Committee determined that each of these companies was appropriate in light of their respective market capitalization, enterprise value and annual revenues. For comparison, the Company’s comparable statistics to peer group prior fiscal year statistics, which were considered at the time that the fiscal 2024 Compensation Peer Group was selected, are shown here:
	Market Capitalization (at September 30, 2023)(1) ($)	Enterprise Value (at September 30, 2023)(1) ($)	Revenue (TTM from September 30, 2023)(1) ($)
Peer Company Maximum	35,661	38,659	24,576
Peer Company Median	2,592	3,958	2,697
Peer Company Minimum	535	655	776
Helmerich & Payne, Inc.	4,192	4,444	2,872
	54th Percentile	51st Percentile	54th Percentile
(1)
Amounts provided by Willis Towers Watson. Enterprise value amounts are calculated as follows: market capitalization as of September 30, 2023, plus debt, lease liabilities, preferred stock, and minority interest less cash and short-term investments.

The Committee also uses survey data to assist in compensation decisions, including those instances in which a named executive officer’s position or duties do not match the position or duties of Compensation Peer Group executives for whom compensation information is publicly disclosed. This survey data includes oilfield services, energy, and general industry data.
The Committee sets target total direct compensation for named executive officers to generally approximate the median level of compensation paid to similarly-situated executives of the companies comprising the Compensation Peer Group. Variations may occur, however, as dictated by corporate performance, experience level, internal pay equity considerations, nature of duties, market factors, and retention issues. The Committee uses prior fiscal year peer data and available survey data when making compensation decisions. As such, the data used by the Committee provides peer compensation comparisons on a historical basis which does not reflect the most recent year-over-year increase in peer compensation. Therefore, when the Committee annually sets compensation for our named
2025 Proxy Statement	51

executive officers, that compensation may lag behind the current median of peer compensation. Similarly, the percentile ranking for target total direct compensation could be under or overstated because such rankings are derived from dated peer compensation data.
The Committee considers individual performance during its annual review of base salary, short-term incentive bonus compensation, and equity awards. However, no specific individual performance criteria or guidelines are used by the Committee as a controlling factor in the Committee’s ultimate judgment and final decisions. In deciding on the type and amount of executive compensation, the Committee focuses on both current pay and the opportunity for future compensation. The Committee does not have a specific formula for allocating each element of pay but instead bases the allocation on peer and survey data, the factors described above and the Committee’s judgment.
Role of Executive Officers in Compensation Decisions
At the end of each fiscal year, the CEO provides recommendations to the Committee on the compensation of the other named executive officers. These recommendations take into account data and market analysis provided by the Committee’s independent compensation consultant and include suggested base salary adjustments, annual short-term incentive plan target adjustments, and equity compensation awards.
The Committee considers these recommendations from the CEO along with the input of its independent compensation consultant in making compensation decisions for the non-CEO named executive officers. The other named executive officers do not play a role in their compensation decisions. For the CEO, the Committee and the Board solely establish objectives, evaluate performance and determine compensation decisions with analysis and input from the independent compensation consultant.
Role of Compensation Consultant
During fiscal 2024, the Committee retained Willis Towers Watson as its independent compensation consultant to review executive compensation practices. Willis Towers Watson provides the Committee a number of consulting services regarding executive compensation, including:
•
a review of the competitiveness of the program design and award values;

•
updates on trends and developments in executive compensation;

•
a comprehensive analysis and comparison of our named executive officers’ compensation relative to our Compensation Peer Group shown above and survey data;

•
total stockholder return comparison between the Company and its Compensation Peer Group; and

•
preparation and review of materials for Committee meetings in which executive compensation is on the agenda.

The Committee’s compensation consultant periodically provides the Committee with recommendations and reports regarding non-employee Director compensation. The Committee reviews the analysis and determines whether to recommend to our Board any changes to the compensation program for non-employee Directors.
Willis Towers Watson reports directly to the Committee, although it may meet with management from time to time to gather information or to obtain management’s perspective on executive compensation matters. The Committee has the sole authority to retain, at the Company’s expense, or terminate the compensation consultant at any time. The Committee has considered the independence of Willis Towers Watson in light of SEC rules and NYSE listing standards and concluded that no conflict of interest is present.
Compensation Risk Assessment
Management regularly reviews the Company’s compensation programs and practices applicable to all employees, including the named executive officers, in order to assess the risks presented by such programs and practices. This review includes analyzing the likelihood and magnitude of potential risks, focusing on program elements such as pay mix and amount, performance metrics and goals, the balance between annual and long-term incentives, the terms of equity and bonus awards, and change-in-control arrangements. The review also takes into account mitigating
52	2025 Proxy Statement

features embedded in our compensation programs and practices such as capped payout levels for both annual bonuses and performance-based equity grants under the Company’s equity compensation plan, stock ownership guidelines aligning the interests of our named executive officers with those of our stockholders, clawback policies and provisions contained in equity compensation plan award and other agreements, the use of multiple performance measures, and multi-year vesting schedules for equity awards.
The findings of this risk assessment are discussed with the Committee. Based on the assessment, we have determined that our compensation programs and practices applicable to all employees, including our named executive officers, are not reasonably likely to have a material adverse effect on the Company.
Effect of Say-on-Pay Vote on Executive Compensation Decisions
Our Board and the Committee value the continued interest and feedback of our stockholders regarding our executive compensation decisions. Each year, the Board and the Committee carefully consider the say-on-pay vote outcome and other stockholder feedback in assessing our executive compensation program. At our 2024 Annual Meeting of Stockholders, our say-on-pay proposal received the approval of approximately 96% of votes cast. The Committee believes that the high stockholder say-on-pay approval demonstrates the strong alignment or our executive compensation program with our stockholders’ interests and did not make any changes to our compensation program as a result of the vote.
Elements of Executive Compensation
Base Salary
We provide employees with a base salary to compensate them for their services and provide a level of security with respect to their compensation. Base salaries are generally targeted to approximate the median level of base salaries paid to similarly-situated executives of companies included in our Compensation Peer Group. If the base salary of any of our named executive officers consistently falls below this level, the Committee will consider market adjustments. Salary levels are typically considered annually as part of our compensation review process as well as upon a promotion. Consistent with our compensation practice for all employees, named executive officers may receive salary adjustments in consideration of changes in duties or retention considerations, individual contributions, level of experience, and overall market conditions. After considering these factors for 2024, the Committee approved the salary increases reflected in the table below. The Committee determined that such increases were appropriate in light of market data and analysis provided by our independent compensation consultant. Mr. Vann’s base salary was approved by the Committee upon the commencement of his employment.
Executive	2024(1) ($)	2023(1) ($)	Percent Increase
John W. Lindsay	1,150,000	1,108,800	3.7%
J. Kevin Vann(2)	580,000	—	—%
Cara M. Hair	540,000	515,000	4.9%
John R. Bell	465,000	450,000	3.3%
Michael P. Lennox	455,000	440,000	3.4%
Mark W. Smith	580,000	560,000	3.6%
(1)
These salary amounts reflect calendar year payments and therefore do not align with our fiscal year.

(2)
Mr. Vann commenced employment in August 2024 as discussed in the executive summary of CD&A. Amount reflects annual base salary upon hire and does not reflect total salary payments in the calendar year.

2025 Proxy Statement	53

Performance-Based Compensation Components
Annual Short-Term Incentive Bonus Plan
The STI Plan provides annual cash incentives to reward the Company’s achievement of near-term performance goals. Combined base salaries and target STI Plan bonus levels are intended to generally approximate the median level of the combined base salary and target annual cash bonus levels for similarly situated executives in the Compensation Peer Group. The Helmerich & Payne, Inc. Amended and Restated 2020 Omnibus Incentive Plan (the “A&R 2020 Plan”) governs the fiscal 2024 awards granted under the STI Plan. As such, no bonus in excess of $5,000,000 may be paid to any named executive officer under the 2024 STI Plan.
The Committee maintained the same potential payout ranges for all of our NEOs under the 2024 STI Plan, with the threshold payout for the Company performance component set at 50% of target and the reach payout set at 200% of target.
Performance under the 2024 STI Plan was measured based on independently weighted financial, operational and strategic objectives, including an environmental and social component, as more fully described below. For fiscal 2024, the Committee maintained its 12-month performance period for all performance metrics under our STI Plan. Performance metrics were established at the beginning of fiscal 2024 and were revised from fiscal 2023 metrics. In particular, the Committee removed drilling services revenue as a stand-alone metric, as it is accounted for in modified cash flow, and revised the strategic objectives component to include an assessment of the Company’s overall financial and operational performance in light of market conditions. Weightings were adjusted for the remaining metrics, with emphasis on modified cash flow, capital return to shareholders, and strategic objectives and performance indicators. No bonuses were paid until after the end of fiscal 2024.
Target Incentive Ranges
The threshold, target, and reach bonus award opportunities for each of our named executive officers were set as follows:
	Threshold as a % of Base Salary (50% of Target)	Target as a % of Base Salary (100%)	Reach as a % of Base Salary (200% of Target)
Chief Executive Officer	60%	120%	240%
Chief Financial Officer(1)	50%	100%	200%
SVP – Corporate Services, Chief Legal & Compliance Officer	50%	100%	200%
Other Named Executive Officers	45%	90%	180%
(1)
The target incentive ranges were determined for Mr. Smith for the year; however, the target incentive ranges remained the same for Mr. Vann.

If results fall between the threshold and target objectives or the target and reach objectives, then the payout factor is linearly interpolated. These opportunities (as a percentage of base salary) were maintained from the previous fiscal year as they remained appropriately aligned with competitive market practice in fiscal 2024. The Committee determined that such targets were appropriate in light of market data and analysis provided by our independent compensation consultant.
Company Financial Performance Metrics
The following table details the specific financial performance objectives established for the 2024 STI Plan and the weighting of each of those objectives along with our actual performance and the calculated funding level.
54	2025 Proxy Statement

Financial Performance
Performance Measure	Threshold ($MM)	Target ($MM)	Reach ($MM)	Actual ($MM)	Percent of Target Payout Earned	Times Weighting	Calculated Payout Factor
Annual Measures
Modified Cash Flow(1)	709	886	988	890	103.92%	40.00%	41.57%
Capital Returned to Stockholders(2)	120	170	210	220	200.00%	20.00%	40.00%
Total						60.00%	81.57%
(1)
Revenue less the following expenses from consolidated statements of operations: (a) drilling services operating expenses, excluding depreciation and amortization and (b) selling, general and administrative expenses. Adjusted to account for 2023 STI Plan expense to the extent actual payout exceeded amounts accrued as of September 30, 2023, certain director stock expenses, expenses related to non-budgeted portion of the 2024 STI Plan, a valuation adjustment of a contingent earnout, advisory fees related to the KCA Deutag acquisition and gains related to an involuntary asset conversion.

(2)
Maintenance of capital allocation to stockholders through dividends and stock buybacks. In fiscal 2024, we repurchased 1.4 million common shares at a net cash outflow of $51.6 million, after accrued excise tax.

Company Strategic and Operational Performance Metrics
The following table details the specific operational and strategic performance objectives established for the 2024 STI Plan and the weighting of each of those objectives along with our actual performance and the calculated funding level.
Operational and Strategic
Performance Measure	Target	Performance	Target Payout Earned	Weight	Times Weighting
Safety (with fatality override)(1)	Reduce serious injury and fatality (“SIF”) and SIF Potential(2) incidents involving LifeBelt(3) breakdowns by 10%	Reduced the rate of SIF and SIF Potential incidents that involved a LifeBelt breakdown by 17%	200%(5)	15%	30.00%
	Maintain normalized greenhouse gas (“GHG”) emissions from fiscal 2023 results	Continued to make strides in our GHG emission reduction efforts with an approximate ~11% decrease in GHG emissions from fiscal 2023(4)
Strategic Objectives	Go-live with integral software transition on October 1, 2024	Software transition went live October 1, 2024	175%	25%	43.75%
	Increase international rig commitments	Received a commitment for 8 rigs in the Kingdom of Saudi Arabia
	Implement technology initiatives that improve customer experience and drive value	Delivered 13 full and 27 partial rig floor automation(6) packages
	Develop talent programs and people leaders by integrating diversity, equity and inclusion (“DE&I”) initiatives into talent processes	Created a framework and process integrating DE&I initiatives that was deployed from the executive leadership team to their respective leadership groups
(1)
H&P’s focus on safety is a top priority, and the Safety performance measure included an operational safety override whereby no funding would be earned under this metric if any employee suffered a fatal operational injury. No employee suffered a fatal operational injury in fiscal 2024.

(2)
The Safety performance measure is based on our 2024 Actively C.A.R.E. goals. This program is designed to control and remove exposures to prevent SIFs. We classify and track four categories of SIFs:

•
SIF Mitigated — an incident in which there was potential for a life-altering, life-threatening, or fatal injury but the potential was mitigated due to an intended barrier or control being in place

•
SIF Potential — an incident in which there was potential for a life-altering, life-threatening or fatal injury

2025 Proxy Statement	55

•
SIF Actual — an incident in which there was a life-altering, life-threatening or fatal injury

•
SIF Rates/Incidents — inclusive of all SIFs in the above categories

(3)
H&P’s LifeBelts is a program to emphasize simple actions that employees must take to protect themselves and others from SIFs, such as using cell phones in an approved manner, maintaining fall protection when working at heights, establishing and honoring buffer zones and barricades, and observing lock out/tag out procedures.

(4)
Scope 1 and 2 GHG emissions normalized by North America Solutions distance drilled percent reduction compared to prior year’s performance. See our 2024 Sustainability Report for further details on how we measure, calculate, and estimate GHG emissions.

(5)
In addition to the Safety performance measure successes described above, H&P continued to improve our engagement with our field employees regarding SIF exposures through LifeBelt workshops.

(6)
Rig floor automation reduces drill pipe damage, and enables extended drill reach laterals with higher make-up and break-out torque which resulted in increased opportunity with key customers.

Final Payouts
Performance against the metrics established for the 2024 STI Plan produced a weighted average payout factor of 155.32%. Amounts paid to each of our named executive officers pursuant to the 2024 STI Plan are set forth below.
Executive	Base Salary ($)	Target Bonus Opportunity as % of Salary	STI Plan Payout Factor	Total STI Plan Award ($)
John W. Lindsay	1,150,000	120%	155.32%	2,143,416
J. Kevin Vann(1)	580,000	100%	155.32%	140,297
Cara M. Hair	540,000	100%	155.32%	838,728
John R. Bell	465,000	90%	155.32%	650,014
Michael P. Lennox	455,000	90%	155.32%	636,035
Mark W. Smith	580,000	100%	155.32%	900,856
(1)
Mr. Vann’s bonus under the 2024 STI Plan was prorated based on his August 2024 start date.

Long-Term Equity Incentive Compensation
The Helmerich & Payne, Inc. 2024 Omnibus Incentive Plan (the “2024 Plan”) was approved by our stockholders at the Company’s 2024 Annual Meeting of Stockholders and governs all of our stock-based awards granted on or after February 27, 2024. Stock-based awards granted prior to February 27, 2024 are governed by our 2010 Long-Term Incentive Plan (the “2010 Plan”), our 2016 Omnibus Incentive Plan (the “2016 Plan”), or our A&R 2020 Plan. These equity compensation plans allow the Committee to grant stock-based compensation that allows key employees and non-employee Directors to participate in the long-term growth and profitability of the Company, thereby motivating them to increase stockholder value and aligning their interests with those of our stockholders.
Equity award levels are determined based on, among other things, market data, and vary among executives based on their positions. Target equity awards are calculated based on an executive’s base pay and the value of our common stock. Under this methodology, for fiscal 2024, the Committee approved the target value of the annual equity awards as 500% of the CEO’s base salary and 300% of the base salary of the other named executive officers (in each case based on calendar year 2023 base salary levels then in effect), the same methodology used with respect to fiscal 2023 target equity awards. The Committee arrived at those values in an effort to approximate the median level of compensation paid to similarly situated executives of the companies comprising the Compensation Peer Group.
56	2025 Proxy Statement

The table below details the fiscal 2024 target long-term equity incentive compensation for each of our named executive officers.
NEO	Target Equity Grant as % of Base Salary (%)	Target Value ($)
John W. Lindsay	500	5,544,000
J. Kevin Vann(1)	—	—
Cara M. Hair	300	1,545,000
John R. Bell	300	1,350,000
Michael P. Lennox	300	1,320,000
Mark W. Smith	300	1,680,000
(1)
Fiscal 2024 long-term equity incentive awards were granted in December 2023; therefore, due to Mr. Vann’s August 2024 start date, he was ineligible to participate in the fiscal 2024 long-term equity incentive plan.

During fiscal 2024, the Committee awarded a combination of performance share units and time-based restricted stock to participants. A total of 50% of the target annual grant value was delivered in the form of performance share units and 50% was granted in the form of time-based restricted stock. To determine the actual number of performance share units and restricted shares awarded to a named executive officer, the dollar value of the award was divided by the grant date fair value of a performance share unit or a restricted share, as applicable, in each case determined pursuant to FASB ASC 718 and 820.
Performance Share Units
Performance share units granted to our named executive officers in December 2023 may be earned based on our TSR versus the TSR of a peer group of oil and gas equipment, services, and drilling companies in the S&P 1500 Composite Index over the performance period (“relative TSR”). The peer group for these performance share unit awards consists of the following companies:
PSU Peer Group
Archrock, Inc.	NOV Inc.
Baker Hughes Company	Oceaneering International, Inc.
Bristow Group Inc.	Oil States International, Inc.
ChampionX Corporation	Patterson-UTI Energy, Inc.
Core Laboratories N.V.	ProPetro Holding Corp.
Dril-Quip, Inc.	RPC, Inc.
Halliburton Company	Schlumberger Limited
Helix Energy Solutions Group, Inc.	U.S. Silica Holdings, Inc.
Liberty Energy Inc.	Valaris Limited
Nabors Industries Ltd.	Weatherford International plc
Each performance share unit award consists of two elements, one based on the Company’s relative TSR over the entire three calendar year performance period and the other divided into annual tranches and determined based on the Company’s one-year relative TSR for each year of the performance period. Including performance periods of one year addresses the cyclical nature of our industry. The portion of the performance share units that is earned based on the Company’s one-year relative TSR for the first and second years of the performance period remains subject to time-based vesting until the conclusion of the three-year term of the performance share unit award.
In order to further protect stockholder interests, performance share unit payouts are capped at the target number of shares if the Company’s absolute TSR over the measurement period is negative regardless of how high the Company’s TSR ranks relative to the TSR of its peers.
Performance share units granted in December 2023 also include the additional ROIC performance modifier first added to grants in fiscal 2023. Based on the Company’s ROIC performance over a full three-year performance period,
2025 Proxy Statement	57

the Committee may increase or decrease by 25% the number of units that otherwise would be paid out solely based on the achievement of relative TSR performance. If performance share unit payouts are subject to the negative absolute TSR cap described above, the ROIC adjustment is applied after application of such cap.
Additional performance share units are credited based on the amount of cash dividends paid on our common shares divided by the market value of our common shares on the date such dividend is paid. Such dividend equivalents are subject to the same terms and conditions as the underlying award of performance share units and are settled or forfeited in the same manner and at the same time as the performance share units to which they were credited. Performance share units are paid in shares of our common stock.
The complete payout table before the application of the ROIC performance modifier for the Company’s December 2023 performance share unit awards is shown below:
The Company’s TSR Percentile Ranking Relative to the Applicable Peer Group	Vested Percentage of the Subject PSUs (%)	The Company’s Performance Category
Greater than or Equal to 85th Percentile	200	Maximum Performance
Equal to 75th Percentile	150
Equal to 65th Percentile	125
Equal to 55th Percentile	100	Target Performance
Equal to 45th Percentile	75
Equal to 35th Percentile	50	Threshold Performance
Less than 35th Percentile	0	Below Threshold Performance
The vested percentage of PSUs is interpolated on a straight-line basis for performance between the relative rankings shown above.
Target Performance Share Units Granted
The table below details the target performance share units granted to each of our named executive officers in the last three fiscal years.
NEO	2024 Target PSUs Awarded(1)	2024 Grant Date Value ($)	2023 Target PSUs Awarded(2)	2023 Grant Date Value ($)	2022 Target PSUs Awarded(3)	2022 Grant Date Value ($)
John W. Lindsay	69,551	2,771,941	48,616	2,639,904	76,559	2,306,186
J. Kevin Vann	—	—	—	—	—	—
Cara M. Hair	19,382	772,467	13,534	734,914	20,539	618,698
John R. Bell	16,935	674,940	11,324	614,905	18,165	547,186
Michael P. Lennox	16,558	659,920	10,770	584,828	16,271	490,131
Mark W. Smith	21,075	839,943	14,651	795,566	23,505	708,043
(1)
Granted December 2023.

(2)
Granted December 2022.

(3)
Granted December 2021.

58	2025 Proxy Statement

Performance Share Units Earned
The table below details the number of performance share units earned as of December 31, 2024, based on performance through December 31, 2024 (including units credited based on cash dividends) and the value of the units earned.
NEO	2024 PSUs Earned(1)	Market Value as of Dec. 31, 2024 ($)	2023 PSUs Earned(1)	Market Value as of Dec. 31, 2024 ($)	2022 PSUs Earned(1)	2022 PSUs Earned(2)	Market Value as of Dec. 31, 2024 ($)
John W. Lindsay	11,310	$362,146	8,406	$269,160	13,727	58,799	$2,322,283
J. Kevin Vann	—	$0	—	$0	—	—	$0
Cara M. Hair	3,151	$100,895	2,340	$74,927	3,682	15,775	$623,013
John R. Bell	2,754	$88,183	1,958	$62,695	3,256	13,951	$550,968
Michael P. Lennox	2,692	$86,198	1,862	$59,621	2,917	12,496	$493,524
Mark W. Smith(3)	3,427	$109,733	2,533	$81,107	4,215	18,052	$712,989
TSR(4)	87.5%		87.5%		87.5%	150.0%
(1)
One-sixth of the units awarded were eligible to be earned based on our TSR during the one-year period ending December 31, 2024. The performance share units earned for 2023 and 2024 remain subject to time-based vesting until the conclusion of the three-year term of the award ending on December 31, 2025 and December 31, 2026, respectively.

(2)
Fifty percent of the units awarded were eligible to be earned based on our TSR during the three-year period ended December 31, 2024.

(3)
While one-sixth of Mr. Smith’s 2024 and 2023 PSUs were earned, as reflected here, Mr. Smith forfeited these PSUs upon his resignation as he did not meet the time-based vesting requirements.

(4)
TSR during the applicable performance period versus applicable comparator peer group.

Restricted Stock
One of the primary objectives of our compensation program is to attract and retain qualified executives and other employees whose knowledge and skill-set provide us with a competitive advantage over the volatile market cycles in our industry. Awards of restricted stock improve our employee retention and help ensure that our compensation packages remain competitive with those offered by our peers. The value of restricted stock awards remains tied to the performance of the Company’s stock, aligning the interests of executives and other employees with those of our stockholders and incentivizing award recipients to ensure that the Company performs well throughout the award’s vesting period and for as long as they hold the vested stock.
Grants of restricted stock made in December 2023 vest ratably over three years, subject to the participant’s continued service through each of the applicable vesting dates. During the restricted period, the participant receives quarterly cash dividends and has the right to vote the restricted shares. Unvested restricted stock is generally forfeited if the participant leaves the Company. The table below details the number and value of restricted shares granted to each named executive officer in December 2023.
NEO	Restricted Shares Granted in Dec. 2023	Grant Date Value ($)
John W. Lindsay	78,660	2,771,978
J. Kevin Vann	—	—
Cara M. Hair	21,921	772,496
John R. Bell	19,154	674,987
Michael P. Lennox	18,728	659,975
Mark W. Smith	23,836	839,981
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Retirement
Pension Plans
Prior to October 1, 2003, most of the Company’s full-time employees, including Mr. Lindsay and Mr. Bell participated in our qualified Employee Retirement Plan (the “Pension Plan”). Mr. Lindsay also participated in our non-qualified Supplemental Pension Plan. Effective October 1, 2003, we revised both the Pension Plan and the Supplemental Pension Plan to close the plans to new participants and reduced benefit accruals for current participants through September 30, 2006, at which time benefit accruals were discontinued and the plans were frozen.
The fiscal 2024 year-end present value of accumulated benefits under the Pension Plan and Supplemental Pension Plan for participating named executive officers is shown in the table under “Pension Benefits for Fiscal 2024” below.
Savings Plans
Our 401(k)/Thrift Plan (the “Savings Plan”) is a qualified savings plan pursuant to which most employees paid in U.S. dollars, including each of our named executive officers, are eligible to contribute on a before-tax, after-tax or a combination of both, basis the lesser of up to 75% of their annual compensation or the dollar limit prescribed annually by the Internal Revenue Service (the “IRS”). We match 100% of the first 5% of cash compensation that is contributed to the Savings Plan subject to IRS annual compensation limits ($345,000 for 2024). All employee contributions are immediately vested and matching contributions are subject to a three-year graded vesting schedule. In addition to the Savings Plan, our named executive officers and certain other eligible employees can participate in the Supplemental Savings Plan, which is a non-qualified deferred compensation plan. A participant can contribute between 1% and 40% of the participant’s cash compensation to the Supplemental Savings Plan on a before-tax basis. If the participant has not received the full Company match of the first 5% of pay in the Savings Plan, then the Company will contribute the balance of the match based on amounts the eligible employee contributed to the Supplemental Savings Plan. The table under “Nonqualified Deferred Compensation for Fiscal 2024” below contains additional Supplemental Savings Plan information for our named executive officers.
Other Benefits
Our named executive officers are provided with other benefits, including relocation benefits and perquisites, such as financial planning services, annual physicals, concierge medical benefits, supplemental life insurance and long-term disability coverage, that the Company and the Committee believe are reasonable and appropriate to promote the health and well-being of these officers. The Committee annually reviews the levels of these benefits provided to our named executive officers. For tax purposes, imputed income is assessed to each named executive officer based on his or her level of covered benefit. The Company does not provide tax gross-ups on these amounts.
Company Aircraft
Our aircraft may be used by our named executive officers and other employees for business purposes when certain criteria are met. Many of our operations and offices are in remote locations, so our aircraft provides a more efficient use of employee time and shorter flight times than are available commercially. Our aircraft also provide a more secure traveling environment where sensitive business issues may be discussed.
The Chairman of our Board and our CEO are each allocated 10 hours of personal use (inclusive of repositioning flight time) of our aircraft annually without reimbursement to us. The time attributable to attendance at board meetings of publicly-held companies is not counted against the 10-hour limitation. Any unreimbursed personal use in excess of this allotment is permitted only under extraordinary circumstances. Under extraordinary circumstances and with the approval of the CEO, the other named executive officers are permitted personal use of our aircraft, without reimbursement to us.
For tax purposes, imputed income is assessed to each named executive officer for his or her own or his or her guests’ personal travel based upon the Standard Industrial Fare Level of such flights during the calendar year. The Company does not provide tax gross-ups on these amounts.
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Clawback Rights
We are dedicated to performing with integrity and promoting accountability. We believe the Company must have the ability to recover incentive-based compensation (including both time- and performance-based equity awards) paid to executive officers and key employees in circumstances when they have engaged in misconduct or in the event that the Company is required to prepare a restatement of our financial statements, regardless of whether the restatement is required due to employee misconduct. As a result, we have policies and provisions addressing recoupment of bonus and equity compensation from executive officers and certain other key employees. These policies and rights are summarized below.
Rule 10D-1 Clawback Policy
H&P maintains a clawback policy that is intended to comply with, and will be administered and interpreted consistent with, listing standards adopted by the New York Stock Exchange implementing the SEC’s Exchange Act Rule 10D-1 (the “Rule 10D-1 Clawback Policy”). Under the Rule 10D-1 Clawback Policy, in the event the Company is required to prepare an accounting restatement due to the Company’s material non-compliance with any financial reporting requirement under the federal securities laws, the Company will recover the amount of any applicable incentive-based compensation received by current and former executive officers of the Company during the applicable recovery period (generally the prior three completed fiscal years) that exceeds the amount that otherwise would have been received had it been determined based on the restated financial statements.
Senior Leader Recoupment Policy
H&P also maintains a clawback policy applicable to employees of the Company at the level of vice president and above. Under this policy, the Board may recoup time and performance-based equity- and cash-based incentive compensation in the event of employee misconduct, including fraud, embezzlement, breach of fiduciary duty, material act of dishonesty or material misrepresentation, willful violation of law, or any material violation of Company policy, including our Code of Business Conduct and Ethics.
Clawback Provisions Applicable to all Employees Receiving Equity Awards
If the Committee reasonably believes that a participant under our 2010 Plan, 2016 Plan, A&R 2020 Plan, or the 2024 Plan (collectively the “Plans”) has committed certain acts of misconduct, including fraud, embezzlement, or deliberate disregard of our rules or policies, that may reasonably be expected to result in damage to us, the Committee may cancel all or part of any outstanding award under the Plans whether or not vested or deferred. Additionally, if the misconduct occurs during a fiscal year in which there was also an exercise or settlement of an award under the Plans, the Committee may recoup any value received from such award.
Executive Officer and Director Stock Ownership Guidelines
Because the Board believes in aligning the interests of management and Directors with the interests of our stockholders, the Board has adopted stock ownership guidelines for our executive officers and Directors. Our Stock Ownership Guidelines specify a number of shares that our executive officers and Directors must accumulate and hold within five years of the later of the adoption of the guidelines or an individual becoming subject to the guidelines. The CEO is required to own shares having a value of at least five times his base salary and the other named executive officers are required to own shares having a value of at least two times their base salary. Directors are required to own shares having a value equal to at least five times their annual Board cash compensation. For purposes of calculating ownership, our guidelines recognize director’s and officer’s unvested time-based restricted shares, performance share units for which the performance goal has been achieved, and stock units deferred under our Director Plan. Unearned performance share units and unexercised stock options are not counted.
All of our named executive officers and non-employee Directors have either met, or are on track to meet, their ownership requirements within the prescribed five-year period.
Trading, Hedging, and Pledging Policies
Our Insider Trading Policy prohibits all Directors, officers, and employees from (i) engaging in short-term (i.e., short-swing trading) or speculative transactions involving Company stock; (ii) the purchase or sale of puts, calls, options,
2025 Proxy Statement	61

and other derivative securities based on Company stock; (iii) engaging in short sales, margin accounts, hedging transactions, pledging of Company stock as collateral, and, with the exception of Rule 10b5-1 trading plans as noted below, standing orders placed with brokers to sell or purchase Company stock; and (iv) purchasing, selling, or gifting Company stock while in possession of material, non-public information. As such, and in addition to our pre-clearance procedures, our Directors, executive officers, and certain other employees are prohibited from buying, selling, or gifting Company stock during our earnings period (which begins on the first day of the month following the close of a fiscal quarter and ends after the second full trading day following the release of the Company’s earnings). However, we do permit our Directors and employees to adopt and use Rule 10b5-1 trading plans in accordance with guidelines adopted by the Company. This allows Directors and employees to sell and diversify their holdings in Company stock over a designated period by adopting pre-arranged stock trading plans at a time when they are not aware of material non-public information concerning the Company, and thereafter sell shares of Company stock in accordance with the terms of their stock trading plans without regard to whether or not they are in possession of material non-public information about the Company at the time of the sale. Our guidelines for trading plans require that each plan, among other requirements, satisfy the affirmative defense conditions of Rule 10b5-1(c). We have also adopted policies and procedures governing the purchase, sale, and/or other dispositions of our securities by the Company itself that are reasonably designed to promote compliance with insider trading laws and regulations, and applicable listing standards.
Equity Grant Practices
The Committee typically grants annual stock-based awards at its meeting in November or December after the end of each fiscal year and after the Company’s 10-K for the year has been filed. The Committee selected this time period for review of executive compensation since it coincides with executive performance reviews and allows the Committee to receive and consider final fiscal year financial information. Stock-based awards are generally granted to non-employee Directors after the annual meeting of stockholders. Newly-hired employees or newly-appointed Directors may also be considered for stock-based awards at the time they join the Company. Occasional exceptions to this policy may occur in connection with promotions or as dictated by retention considerations or market factors. The Company has not granted stock options since fiscal 2018 and does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Potential Payments Upon Change-in-Control or Termination
Change-In-Control
We have entered into change-in-control agreements with our named executive officers and certain other key employees. These agreements are entered into in recognition of the importance to us and our stockholders of avoiding the distraction and loss of key management personnel that may occur in connection with a rumored or actual change-in-control of the Company. These agreements contain a “double trigger” provision whereby no benefits will be paid to an executive unless both a change-in-control has occurred and the executive’s employment is terminated in connection with or after the change-in-control. We believe this arrangement appropriately balances Company interests and the interests of executives since we make no payments unless a termination of employment occurs. More specifically, if we terminate a named executive officer’s employment within 24 months after a change-in-control other than for cause, disability, or death, or if any of our named executive officers terminates his or her employment for good reason within 24 months after a change-in-control (as such terms are defined in the change-in-control agreement), any unvested benefits under our Supplemental Savings Plan and Supplemental Pension Plan and any options, restricted stock, restricted stock units, or performance share units granted to any of the named executive officers will fully vest and we will be required to pay or provide:
•
a lump sum payment equal to the sum of three (3) times the current base salary and the greater of the previous year’s annual bonus or target annual bonus for the year of termination for the CEO and the sum of two (2) times the current base salary and the greater of the previous year’s annual bonus or target bonus for the year of termination for the other named executive officers;

•
24 months of benefit continuation;

•
a prorated annual bonus payable in one lump sum (calculated based on the greater of the previous year’s annual bonus or target bonus for the year of termination);

62	2025 Proxy Statement

•
up to $7,500 for out-placement counseling services; and

•
a lump sum payment of any accrued vacation pay and base salary through the termination date.

Other than accrued vacation and base salary amounts, the above-referenced payments and benefits will be provided only if a named executive officer executes and does not revoke a release of claims in the form attached to the change-in-control agreement. No tax gross-ups are provided on payments made under these agreements. These agreements are automatically renewed for successive two-year periods unless terminated by us. For more information regarding post-termination payments that we may be required to make to named executive officers in the event of a change-in-control, see the table under “Potential Payments Upon Change-in-Control”.
Similar to our change-in-control agreements, our 2016 Plan, A&R 2020 Plan, and 2024 Plan contain a “double trigger” provision whereby unvested restricted shares, and performance share units will vest in the event of a change-in-control and the executive’s employment is subsequently terminated. The potential value of the acceleration of vesting of restricted shares, and performance share units upon a change-in-control is reflected in the table under “Potential Payments Upon Change-in-Control.”
Other Termination Payments
The Supplemental Pension Plan and Supplemental Savings Plan described above and quantified in the tables under “Pension Benefits for Fiscal 2024” and “Nonqualified Deferred Compensation for Fiscal 2024” below provide for potential payments to named executive officers upon termination of employment other than in connection with a change-in-control.
In addition, award agreements under the A&R 2020 Plan and 2024 Plan provide for accelerated vesting of unvested restricted stock and the target value of unvested performance share units upon an executive’s death.
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EXECUTIVE COMPENSATION TABLES AND OTHER INFORMATION
Summary Compensation Table
The following table includes information concerning compensation paid to or earned by our named executive officers for the fiscal years ended September 30, 2024, 2023, and 2022. Mr. Vann was not a named executive officer prior to fiscal 2024.
Name and Principal Position	Year	Salary(1) ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
John W. Lindsay, President and Chief Executive Officer	2024	1,138,909	5,543,919	2,143,416	4,676	506,690	9,337,610
	2023	1,094,586	5,279,880	1,642,709	—	578,788	8,595,963
	2022	1,088,269	4,612,431	1,854,204	—	445,969	8,000,873
J. Kevin Vann(6), Senior Vice President and Chief Financial Officer	2024	78,077	—	140,297	—	2,484	220,858
Cara M. Hair, Senior Vice President, Corporate Services and Chief Legal and Compliance Officer	2024	533,270	1,544,963	838,728	—	153,354	3,070,315
	2023	508,270	1,469,898	635,819	—	164,220	2,778,207
	2022	480,077	1,237,439	703,946	—	114,277	2,535,739
John R. Bell, Senior Vice President, Integration execution & Operations	2024	460,962	1,349,927	650,014	7,354	150,855	2,619,112
	2023	439,232	1,229,870	500,013	—	161,249	2,330,364
	2022	422,538	1,094,425	523,570	—	104,151	2,144,684
Michael P. Lennox, Senior Vice President, Americas Operations	2024	450,962	1,319,895	636,035	—	130,911	2,537,803
	2023	426,539	1,169,788	488,902	—	142,589	2,227,818
	2022	395,981	980,319	498,030	—	112,212	1,986,542
Mark W. Smith, Former Senior Vice President and Chief Financial Officer	2024	574,618	1,679,924	900,856	—	163,912	3,319,310
	2023	552,046	1,591,229	691,376	—	190,937	3,025,588
	2022	546,692	1,416,167	762,058	—	141,495	2,866,412
(1)
The amounts included in this column reflect salaries paid during fiscal 2024, 2023, and 2022. Annual salary adjustments, if any, become effective at the beginning of each calendar year. Thus, the salary reported above for a fiscal year is the sum of the named executive officer’s salary paid for the last three months of a calendar year plus the first nine months of the following calendar year.

(2)
This column represents the aggregate grant date fair value under ASC Topic 718 for performance share units and restricted stock awards granted during fiscal 2024, 2023, and 2022, without taking into account estimated forfeitures. All grants were made pursuant to the A&R 2020 Plan. For additional information on the valuation assumptions, refer to Note 10, “Stock-Based Compensation,” to our Consolidated Financial Statements for the fiscal year ended September 30, 2024, included in the 2024 Form 10-K. These amounts reflect an accounting expense and do not correspond to the actual value that may be realized by the named executive officers. The value of performance share units are reflected in the table above based on target achievement of the applicable performance objectives. The maximum possible grant date value for performance share units granted in fiscal 2024, based on maximum achievement of the applicable performance objectives as well as a 25% increase based on the ROIC modifier, is shown below for each named executive officer:

John W. Lindsay	$6,929,852	J. Kevin Vann	$—	Cara M. Hair	$1,931,168
John R. Bell	$1,687,350	Michael P. Lennox	$1,649,801	Mark W. Smith	$2,099,858
(3)
The amounts included in this column reflect amounts paid under our STI Plan based on annual performance measured against pre-established objectives whose outcome was uncertain at the time the award opportunities were communicated to the named executive officers. The bonus award opportunities, performance metrics, and performance metric weightings for determining bonus amounts for fiscal 2024 are described above in the CD&A under “Elements of Executive Compensation — Performance-Based Compensation Components — Annual Short-Term Incentive Bonus Plan.”

(4)
The amounts included in this column reflect the aggregate positive change in the actuarial present value of the accumulated benefit of each applicable named executive officer under our Pension Plan and our Supplemental Pension Plan. The actuarial present value calculation for fiscal 2024 for Mr. Lindsay, who is retirement eligible, is based on an immediate annuity (with an assumed retirement date of

64	2025 Proxy Statement

September 30, 2024) and resulted in a positive change in value of $4,676, whereas the present value calculation for fiscal 2024 for Mr. Bell, who is not retirement eligible, is based on a deferred annuity (with an assumed retirement age of 61) and resulted in a positive change in value of $7,354. None of Messrs. Vann, Lennox, or Smith or Ms. Hair are participants in either the Pension Plan or the Supplemental Pension Plan.
(5)
“All other compensation” for fiscal 2024 includes the following:

•
Our matching contribution to the Savings Plan on behalf of each named executive officer as follows:

John W. Lindsay	$17,250	J. Kevin Vann	$2,342	Cara M. Hair	$17,250
John R. Bell	$17,250	Michael P. Lennox	$15,899	Mark W. Smith	$17,250
•
Our matching contribution to the nonqualified Supplemental Savings Plan on behalf of each named executive officer as follows:

John W. Lindsay	$122,040	J. Kevin Vann	$—	Cara M. Hair	$35,983
John R. Bell	$31,356	Michael P. Lennox	$29,849	Mark W. Smith	$46,012
•
Dividends on restricted stock as follows:

John W. Lindsay	$251,281	J. Kevin Vann	$—	Cara M. Hair	$69,199
John R. Bell	$59,919	Michael P. Lennox	$56,613	Mark W. Smith	$76,335
•
Supplemental life and long-term disability premiums as follows:

John W. Lindsay	$16,293	J. Kevin Vann	$142	Cara M. Hair	$7,276
John R. Bell	$9,717	Michael P. Lennox	$5,962	Mark W. Smith	$10,254
•
For John W. Lindsay, the amount reported includes $46,934 for personal use of our aircraft. The value shown for personal use of our aircraft is the aggregate incremental cost to us of such use, which is calculated based on the variable operating costs for personal flights, including items such as fuel costs, repairs, meals, professional services, travel expenses and licenses and fees. Fixed costs that do not change based on usage, such as the cost of aircraft, pilot salaries, insurance, rent, and other fixed costs, were not included. The amount reported includes the variable costs of “deadhead” flights to the extent related to personal use and is reduced by any reimbursements to us. Mr. Lindsay’s personal use of our aircraft is consistent with the Company’s aircraft use policy described in the CD&A under “Elements of Executive Compensation — Other Benefits — Company Aircraft.”

•
Our contributions toward club memberships, event tickets, financial planning services, annual physicals, and concierge medical benefits. The values of these personal benefits are based on the aggregate incremental cost to us and are not individually quantified because none of them individually exceeded the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for each named executive officer.

•
A cash benefit payable to all employees with 25 years or more of service, equal to one week’s salary, which was paid to Mr. Lindsay in the amount of $22,115 and to Mr. Bell in the amount of $8,942.

(6)
The amounts included in this Summary Compensation Table for Mr. Vann reflects his August 2024 start date.

2025 Proxy Statement	65

Grants of Plan-Based Awards in Fiscal 2024
As described in the CD&A under “Elements of Executive Compensation Components — Performance-Based Compensation Components,” we provide incentive award opportunities to executives, designed to reward both short-term and long-term business performance, and create a close alignment between the interests of our executives and those of our stockholders. The following table provides information on non-equity incentive plan awards, performance share units and restricted stock granted in fiscal 2024 to each of our named executive officers. Although the grant date fair value is shown in the table for the awards of performance share units and restricted stock, there can be no assurance that these values will actually be realized during the terms of these awards.
Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	Grant Date Fair Value of Stock Awards(4) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
John W. Lindsay		690,000	1,380,000	2,760,000
	12/6/2023				26,081	69,551	173,877		2,771,941
	12/6/2023							78,660	2,771,978
J. Kevin Vann		45,164	90,328	180,656
Cara M. Hair		270,000	540,000	1,080,000
	12/6/2023				7,268	19,382	48,455		772,467
	12/6/2023							21,921	772,496
John R. Bell		209,250	418,500	837,000
	12/6/2023				6,350	16,935	42,337		674,940
	12/6/2023							19,154	674,987
Michael P. Lennox		204,750	409,500	819,000
	12/6/2023				6,209	16,558	41,395		659,920
	12/6/2023							18,728	659,975
Mark W. Smith		290,000	580,000	1,160,000
	12/6/2023				7,902	21,075	52,687		839,943
	12/6/2023							23,836	839,981
(1)
The amounts in these columns reflect the threshold, target, and maximum potential payout for each named executive officer under our 2024 STI Plan. For each named executive officer other than Mr. Vann, the amounts are based on salaries in effect as of January 1, 2024, which is the basis for determining the actual payments to be made subsequent to fiscal year-end. For Mr. Vann, the amounts are based upon his salary as of August 5, 2024, the date he joined the Company, and were prorated based on the number of days that he worked for the Company in fiscal 2024. The potential payouts were at risk, as they were conditioned on, and driven by achievement of Company performance objectives. The performance measures and bonus opportunities for determining payout under our 2024 STI Plan are described above in the CD&A under “Elements of Executive Compensation Components — Performance-Based Compensation Components — Annual Short-Term Incentive Bonus Plan.” The actual earned payouts for each named executive officer under our 2024 STI Plan are included in the Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column.

(2)
The amounts in these columns reflect the threshold, target, and maximum number of shares issuable with respect to performance share units granted in December 2023. The performance share units are settled in shares of common stock, in an amount from 0% to 200% of the number of units awarded, based on the Company’s relative TSR with such result adjusted further by +/- 25% based on an additional ROIC performance modifier over a three-year period. Each performance share unit award consists of two elements, one based on the Company’s relative TSR over the entire three-year performance period (January 1, 2024 to December 31, 2026) and the other divided into annual tranches and determined based on the Company’s one-year relative TSR for each year of the performance period. The portion of the performance share units that is earned based on the Company’s one-year relative TSR for the first and second years of the performance period remains subject to time-based vesting until the conclusion of the three-year term of the performance share unit award. Additional performance share units are credited based on the amount of cash dividends paid on our common stock divided by the market value of our common stock on the date such dividend is paid. Such dividend equivalents are subject to the same terms and conditions as the underlying performance share units and are settled or forfeited in the same manner and at the same time as the performance share units to which they were credited; such potential dividend equivalents are not included in the table above.

(3)
The amounts included in this column reflect the shares of restricted stock granted in fiscal 2024 to the named executive officers. The

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awards vest ratably in three equal annual installments, beginning on the one-year anniversary of the grant date. Dividends are paid on the restricted stock at the same rate applicable to other holders of our common stock.
(4)
This column represents the grant date fair value under FASB ASC Topic 718 for performance share units and restricted stock granted during fiscal 2024. For additional information on the valuation assumptions, refer to note 10, “Stock-Based Compensation,” in our 2024 Form 10-K. These amounts reflect an accounting expense and do not correspond to the actual value that may be realized by the named executive officers.

Outstanding Equity Awards at Fiscal 2024 Year-End
The following table provides information on the current holdings of stock options (all of which are vested and exercisable), performance share units, and restricted stock by the named executive officers at September 30, 2024. Such holdings are reflected in each row below on an award-by-award basis. The vesting schedule for each award that has not fully vested is shown in the footnotes to this table. For additional information about the performance share unit and restricted stock awards granted in fiscal 2024, see the description of such awards in the CD&A under “Elements of Executive Compensation — Performance-Based Compensation Components — Long-Term Equity Incentive Compensation.”
Executive	Option Awards				Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(3) ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
					RSAs(1)	PSUs(2)	RSAs	PSUs
John W. Lindsay	12/2/2014	112,000	68.83	12/2/2024
	11/30/2015	185,000	58.25	11/30/2025
	12/5/2016	96,594	81.31	12/5/2026
	12/4/2017	185,811	58.43	12/4/2027
	12/10/2021				30,911	30,965	940,313	941,967	54,500	1,657,912
	12/9/2022				39,418	—	1,199,096	—	43,268	1,316,230
	12/6/2023				78,660		2,392,837		71,998	2,190,204
J. Kevin Vann	—	—	—	—	—	—	—	—	—	—
Cara M. Hair	12/2/2014	5,000	68.83	12/2/2024
	11/30/2015	31,000	58.25	11/30/2025
	12/5/2016	19,026	81.31	12/5/2026
	12/4/2017	38,851	58.43	12/4/2027
	12/10/2021				8,293	8,307	252,273	252,700	14,621	444,789
	12/9/2022				10,974	—	333,829	—	12,045	366,418
	12/6/2023				21,921		666,837		20,064	610,352
John R. Bell	12/2/2014	22,500	68.83	12/2/2024
	11/30/2015	41,000	58.25	11/30/2025
	12/5/2016	22,485	81.31	12/5/2026
	12/4/2017	43,919	58.43	12/4/2027
	12/10/2021				7,335	7,347	223,131	223,501	12,931	393,370
	12/9/2022				9,182	—	279,316	—	10,078	306,596
	12/6/2023				19,154		582,665		17,531	533,294
Michael P. Lennox	11/30/2015	8,400	58.25	11/30/2025
	12/4/2017	35,012	58.43	12/4/2027
	12/10/2021				6,570	6,579	199,859	200,160	11,583	352,367
	12/9/2022				8,734	—	265,688	—	9,585	291,599
	12/6/2023				18,728		569,706		17,140	521,423
Mark W. Smith	5/1/2018	23,915	68.90	5/1/2028
	12/10/2021				9,491	9,505	288,716	289,149	16,733	509,034
	12/9/2022				11,880	—	361,390	—	13,040	396,678
	12/6/2023				23,836		725,091		21,816	663,666
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(1)
Unvested restricted shares that vest as follows:

Grant Date	Vesting Schedule
12/10/2021	fully vest on 12/10/2024
12/9/2022	ratably on each of the following dates: 12/9/2024, 12/9/2025
12/6/2023	ratably on each of the following dates: 12/6/2024, 12/6/2025, 12/6/2026
(2)
Performance share units determined eligible to vest based on the Company’s one-year relative TSR for 2022 (in the case of performance share units granted on December 10, 2021) and for 2023 (in the case of performance share units granted on December 10, 2021 and December 9, 2022) that remain subject to time-based vesting (including dividend equivalents accumulated thereon) as follows:

Grant Date	Vesting Schedule
12/10/2021	fully vest on 12/31/2024
12/9/2022	fully vest on 12/31/2025
(3)
The aggregate market value is based on the closing market price of our common stock of $30.42 on September 30, 2024, the last trading day of fiscal 2024.

(4)
Unvested performance share units that remained subject to performance conditions as follows: (i) the vesting of the performance share units granted on December 10, 2021 remained subject to achievement of a one-year relative TSR goal for 2024; (ii) the vesting of the performance share units granted on December 9, 2022 remained subject to achievement of one-year relative TSR goals for 2024 and 2025; and (iii) the vesting of the performance share units granted on December 6, 2023 remained subject to achievement of one-year relative TSR goals for 2024, 2025 and 2026. All of these performance share units also remained subject to the Company’s relative TSR over the entire three-year performance period applicable to each grant, and, for the December 9, 2022 and December 6, 2023 grants, application of the +/- 25% ROIC modifier. The amounts reported in this column are reported at target payout (including dividend equivalents accumulated thereon). Performance share units granted on December 9, 2022 and December 6, 2023 that remain subject to performance conditions may be determined to be eligible to vest in amounts that are lower or greater than target payout amounts. On January 16, 2025, the Committee certified the achievement of the performance criteria applicable to the performance share units granted on December 10, 2021 resulting in the vesting of 103,711 units, 27,823 units, 24,606 units, 22,039 units, and 31,839 units for each of Mr. Lindsay, Ms. Hair, Mr. Bell, Mr. Lennox, and Mr. Smith, respectively. All vested units were settled in shares of common stock.

Stock Vested in Fiscal 2024
The following table provides additional information about shares acquired upon the vesting of stock awards, including the value realized, during fiscal 2024 by the named executive officers. None of the named executive officers exercised any stock options during fiscal 2024. Mr. Vann held no stock awards that vested during fiscal 2024.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
John W. Lindsay	203,975	$7,144,890
Cara M. Hair	54,717	$1,915,528
John R. Bell	48,252	$1,689,703
Michael P. Lennox	43,471	$1,522,499
Mark W. Smith	62,522	$2,189,970
(1)
The value realized on vesting is calculated using the closing market price of our common stock on the relevant vesting dates.

Pension Benefits for Fiscal 2024
The Pension Benefits table below sets forth the fiscal 2024 year-end present value of accumulated benefits payable to each of our named executive officers who participate in our Pension Plan and our Supplemental Pension Plan. Effective October 1, 2003, we revised both the Pension Plan and the Supplemental Pension Plan to close the plans to new participants and reduced benefit accruals for current participants through September 30, 2006, at which time benefit accruals were discontinued and the plans were frozen. Ms. Hair and Messrs. Vann, Lennox, and Smith are not participants under either the Pension Plan or the Supplemental Pension Plan. Mr. Bell is not eligible for the Supplemental Pension Plan.
68	2025 Proxy Statement

The pension benefit under our Pension Plan for the period between October 1, 1989 and September 30, 2003, is calculated pursuant to the following formula:
Compensation earned between October 1, 1989 and September 30, 2003 × 1.5% = Annual Pension Benefit.
The pension benefit for the period commencing October 1, 2003 through September 30, 2006 is calculated as follows:
Compensation earned between October 1, 2003 and September 30, 2006 × 0.75% = Annual Pension Benefit.
Pension benefits are determined based on compensation received throughout a participant’s career. “Compensation” includes salary, bonus, vacation pay, sick pay, elective deferrals to our Savings Plan, and Section 125 “cafeteria plan” contributions.
The Pension Plan benefit formulas are the same for all employees, with long-serving employees who participated in the plan prior to October 1, 1989 having accrued an additional benefit with respect to those prior periods of service based on legacy plan benefit formulas. Therefore, retirement benefits for executives are calculated in the same manner as for other employees.
A normal retirement benefit is available under our Pension Plan if the employee retires at age 65 with at least five years of credited service or is otherwise fully vested. The “normal retirement date” is the first day of the month coincident with or next following the later of (i) normal retirement age (age 65) and (ii) the fifth anniversary of the employee’s participation in the Pension Plan. An employee can take early retirement once he has reached age 55 and has completed at least 10 years of credited service. The amount of the early retirement benefit payment is reduced if the employee retires prior to age 62 and immediately begins receiving payments. The reduction in the annual benefit amount is 6% for each year (1/2 of 1% for each month) that the employee’s early retirement benefit payments start prior to age 62. The Pension Plan provides unreduced benefits for early retirement after the employee reaches age 62 and has at least 10 years of credited service, which will be calculated in the same manner as the benefit for an employee that retires at age 65 with at least five years of service. A further reduced vested benefit is available if the employee terminates employment before early or normal retirement and has five or more years of credited service.
The employee may choose among alternative forms of retirement income payment after he becomes eligible to retire on his normal retirement date or early retirement date, as the case may be. Optional forms of payment include a single life annuity (which is an unreduced monthly pension for the rest of the employee’s life), a Joint & Survivor Annuity (which is a reduced monthly pension during the employee’s lifetime with payments, depending on the employee’s election, of 50%, 75%, or 100% of the monthly pension continuing to the employee’s spouse for the rest of the spouse’s life), a guaranteed certain benefit option (which is a reduced monthly pension with payments guaranteed for 10 years and if the employee dies before the end of this period, his beneficiary will receive the payments through the end of this period) or a lump-sum (a one-time only lump sum payment, based on the present value of the monthly benefits that would have been expected to be paid for the retiree’s lifetime — no survivor benefits are payable under this option).
The Supplemental Pension Plan benefit payable to the employee is the difference between the monthly amount of our Pension Plan benefit to which the employee would have been entitled if such benefit were computed without giving effect to the limitations on benefits imposed by application of Sections 415 and 401(a)(17) of the Internal Revenue Code, and the monthly amount actually payable to the employee under our Pension Plan at the applicable point in time. The benefit amount is computed as of the employee’s date of termination with the Company in the form of a straight life annuity payable over the employee’s lifetime (calculated in the same manner as the Pension Plan) assuming payment was to commence at the employee’s normal retirement date. The employee will be paid in the form of a lump sum payment or an annual installment payable over a period of two to 10 years as designated by the employee. The employee’s form of payment election under the Pension Plan will not affect the payment form under the Supplemental Pension Plan. Payment under the Supplemental Pension Plan will commence within 30 days of the later of the first business day of the seventh month following the employee’s separation from service or the age (between age 55 and 65) specified on the employee’s election form. However, in the event of death, payment will be made within 30 days of the date of death.
2025 Proxy Statement	69

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
John W. Lindsay	Pension Plan	37	390,277	—
	Supplemental Pension Plan	37	63,120	—
John R. Bell	Pension Plan	26	52,641	—
(1)
The actuarial present value calculation for fiscal 2024 for Mr. Lindsay, who is retirement eligible, is based on an immediate annuity (with an assumed retirement date of September 30, 2024), whereas the present value calculation for Mr. Bell, who is not retirement eligible, is based on a deferred annuity (with an assumed retirement age of 61). The lump-sum assumptions with respect to the Supplemental Pension Plan are consistent with those described in the 2024 Form 10-K. Mr. Bell would be eligible to receive a benefit any time after attaining age 55 upon his termination of employment. Depending on his age at termination, he would be eligible to receive either a reduced early retirement benefit or an actuarial reduced early deferred vested benefit on or after age 55.

Nonqualified Deferred Compensation for Fiscal 2024
Pursuant to our Supplemental Savings Plan, a participant can contribute between 1% and 40% of their combined base salary and bonus to the Supplemental Savings Plan on a before-tax basis. If the participant has not received the full Company match of the first 5% of pay in the qualified Savings Plan, then the balance of the match will be contributed to the Supplemental Savings Plan. With the exception of one stable value fund, the investment fund selections are identical in both the qualified Savings Plan and the Supplemental Savings Plan. Unless previously distributed according to the terms of a scheduled in-service withdrawal, a participant’s account will become payable at the time and in the form selected by the participant upon the earlier to occur of a participant’s separation from service, a participant’s disability, a change-in-control or the participant’s death. A participant may select payment in the form of a single lump sum payment or annual installment payments payable over a period of two to 10 years.
The following table summarizes the named executive officers’ benefits under our Supplemental Savings Plan for fiscal 2024.
Name	Executive Contributions for FY 2024(1)(4) ($)	Registrant Contributions for FY 2024(1) ($)	Aggregate Earnings in Last FY(2) ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last FYE(3) ($)
John W. Lindsay	235,116	122,040	649,737	959,788	3,203,130
J. Kevin Vann	—	—	—	—	—
Cara M. Hair	41,473	35,983	168,746	—	699,156
John R. Bell	41,720	31,356	68,175	174,945	296,137
Michael P. Lennox	69,921	29,849	121,371	—	587,253
Mark W. Smith	63,300	46,012	98,135	—	589,620
(1)
The amounts reflected as Registrant Contributions above are included in the Summary Compensation Table under the “All Other Compensation” column. Executive Contributions reflected above are made monthly during the fiscal year and are based on the employee’s elected deferral percentage rate. Registrant Contributions are made at the end of the calendar year following the end of the fiscal year. These contributions are based on salary and bonus. Executive Contributions are reported as salary and bonus under the “Salary” and “Non-Equity Incentive Plan Compensation” columns in the Summary Compensation Table.

(2)
These amounts do not include any above-market earnings.

(3)
The fiscal year-end balance reported for the Supplemental Savings Plan includes the following amounts that were previously reported in the Summary Compensation Tables for 2024 and prior years.

John W. Lindsay	$3,423,975	J. Kevin Vann	$—	Cara M. Hair	$379,421
John R. Bell	$391,680	Michael P. Lennox	$263,724	Mark W. Smith	$435,920
(4)
The amounts in this column reflect Executive Contributions to the Supplemental Savings Plan made in fiscal year 2024. A portion of such amounts was previously reported in the 2024 Proxy Statement given that the Supplemental Savings Plan operates on a calendar rather than a fiscal year basis. Going forward, the Company will report Executive and Registrant Contributions to the Supplemental Savings Plan for the fiscal year in which such contributions are made.

70	2025 Proxy Statement

Potential Payments Upon Change-in-Control
The following table shows potential pre-tax payments to our named executive officers under existing agreements in the event of a change-in-control, assuming such event and a termination of employment by the Company without cause or by the executive for good reason occurred on September 30, 2024, and using the closing price ($30.42) of our common stock on September 30, 2024, the last trading day of fiscal 2024. Any payments due under the agreements are to be paid in a lump sum within 30 days after an executive’s employment termination date. In addition to such amounts, participants would be entitled to payment of their Pension Plan, Supplemental Pension Plan, and Supplemental Savings Plan balances, as shown in the tables above.
Name	Severance(1) ($)	Bonus(2) ($)	Continued Benefits(3) ($)	Outplacement Services(4) ($)	Stock Awards Accelerated(5) ($)	Total ($)
John W. Lindsay	8,378,127	1,642,709	400,322	7,500	10,638,558	21,067,216
J. Kevin Vann	2,320,000	580,000	92,968	7,500	—	3,000,468
Cara M. Hair	2,351,638	635,819	140,238	7,500	2,927,199	6,062,394
John R. Bell	1,930,026	500,013	164,654	7,500	2,541,872	5,144,065
Michael P. Lennox	1,887,804	488,902	148,305	7,500	2,400,802	4,933,313
Mark W. Smith	2,542,752	691,376	177,337	7,500	3,233,724	6,652,689
(1)
For Mr. Lindsay, this amount represents a lump sum payment equal to three (3) times the sum of (a) base salary in effect at the time of termination and (b) an annual bonus, derived by taking the target annual bonus applicable for the year of termination or, if greater, the amount of annual bonus most recently paid for a year preceding the year of termination (which, in this case would have been the fiscal 2023 STI Plan bonus). The computation for the other named executive officers is the same except that the multiplier in the preceding formula is two and Mr. Vann’s full annualized target bonus for fiscal 2024 would apply.

(2)
For all but Mr. Vann, this amount represents the fiscal 2023 STI Plan bonus, which was higher than each named executive officer’s target fiscal 2024 STI Plan bonus amount. The amount for Mr. Vann reflects his annualized fiscal 2024 STI Plan target, without proration based on his start date.

(3)
This amount represents the estimated value of 24 months of benefit continuation following the termination of employment. Such includes the equivalent of18 months of COBRA premiums for the cost of medical, dental and vision insurance under COBRA, and private medical, dental, and vision insurance for six months; basic and supplemental life insurance premiums; long-term disability insurance premiums; Savings Plan match; and Supplemental Savings Plan match.

(4)
This amount represents the maximum value of Company-paid outplacement counseling services that could be utilized by the named executive officer.

(5)
This column represents the value of unvested restricted stock awards and performance share units that would vest in full (shown here at target for unearned performance share units, excluding the 25% ROIC modifier where applicable, and actual for earned performance share units) upon a termination without cause or a resignation for good reason with 24 months following a change in control. In the event of an executive’s death, unvested performance share units would generally vest at target, and the Committee has discretion to otherwise accelerate vesting of awards granted under the A&R 2020 Plan in the event of an executive’s disability or retirement. For information on outstanding awards under the A&R 2020 Plan, see “Potential Payments Upon Change-in-Control or Termination — Other Termination Payments” above.

2025 Proxy Statement	71

PROPOSAL 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act and the related rules of the SEC, the Company is requesting stockholder approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement. The Human Resources Committee has overseen the development of a compensation program that is described more fully in the “Compensation Discussion and Analysis” section of this proxy statement, including the related compensation tables and narrative. Our compensation program is designed to attract and retain qualified executives who are critical to the successful implementation of our strategic business plan. Further, we believe that our compensation program promotes a performance-based culture and aligns the interests of executives with those of stockholders by linking a substantial portion of compensation to the Company’s performance. It balances short-term and long-term compensation opportunities to ensure that the Company meets short-term objectives while continuing to produce value for our stockholders over the long-term. The Company believes that its compensation program is appropriate and has served to accomplish the goals mentioned above. In deciding how to vote on this proposal, the Board urges you to consider the “Compensation Discussion and Analysis” section of this proxy statement. For the reasons discussed, the Board recommends a vote in favor of the following resolution:
Board Recommendation The Board unanimously recommends a vote FOR approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement.

“Resolved, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure contained in the proxy statement).”

As an advisory vote, this proposal is not binding on the Company. However, the Human Resources Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers. Our Board currently holds advisory votes on executive compensation on an annual basis and, unless the Board changes this policy the next such vote after the 2025 Annual Meeting will be held at our 2026 annual meeting of stockholders.

72	2025 Proxy Statement

Pay Ratio Disclosure
For fiscal 2024, we used the same median employee whom we identified for fiscal year 2023 from our employee population as of September 30th, 2023 for purposes of calculating our CEO pay ratio. The employee population as of such date consisted of 6,797 people in three countries, including all full-time, part-time, seasonal and temporary workers, but excluding the employees described below. We used the last day of the month during the fiscal year for purposes of determining the foreign exchange rate to the U.S. dollar for employees paid in other currencies. We excluded 231 employees based in eight non-U.S. countries as follows: Bahrain — 35; Canada — 1; France — 25; India — 151; Saudi Arabia — 1; United Arab Emirates — 8; United Kingdom — 9; and Venezuela — 1.
We used a consistently applied measure to identify our median-paid employee from our employee population by comparing our employees’ total cash compensation for fiscal 2023, consisting of salary or wages, bonuses, matching contributions to Company savings plans and other income earned during the fiscal year. We did not annualize compensation for employees who were hired during fiscal 2023 and no cost-of-living adjustments were made in identifying the median employee.
To calculate this median employee’s fiscal 2024 compensation, we combined all elements of this employee’s compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total cash compensation of $84,377.
Our CEO’s disclosed compensation amount was $9,337,610. Accordingly, our CEO pay ratio is 111:1.
Because the SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio that we have reported here. We believe that our calculated ratios are reasonable estimates calculated in a manner consistent with the pay ratio disclosure requirements.
Pay Versus Performance
In this section, we provide the pay versus performance disclosure required by the SEC for our CEO, Mr. Lindsay, and the named executive officers excluding Mr. Lindsay (“Non-CEO NEOs”) as well as certain Company performance metrics for the fiscal years listed below.
Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table Total for Non-CEO NEOs(3)	Average Compensation Actually Paid to Non-CEO NEOs(2)(3)	Value of Initial Fixed $100 Investment Based On:(4)		Net Income (Loss) $MM	Modified Cash Flow $MM(5)
					H&P TSR	OSX Index TSR
2024	$9,337,610	$4,723,542	$2,353,480	$1,395,441	$245	$275	$344	$890(a)(b)(c)
2023	$8,595,963	$8,407,218	$2,590,494	$2,527,013	$324	$340	$434	$961(a)(b)(d)
2022	$8,000,873	$15,453,934	$2,383,344	$4,315,514	$271	$215	$7	$448(a)(e)
2021	$8,468,309	$11,856,697	$2,422,386	$3,230,514	$195	$203	$(326)	$102(a)(f)
(1)
The amounts in this column represent the amounts reported for Mr. Lindsay in the total column of the Summary Compensation Table (“SCT”) for each applicable fiscal year.

(2)
Compensation Actually Paid (“CAP”) is the SCT total value for Mr. Lindsay, and average SCT total for the non-CEO NEOs, for each applicable fiscal year with adjustments to the stock award and pension values as required by SEC regulations and described in more detail in the reconciliation tables for our CEO and non-CEO NEOs below.

(3)
The amounts reported in this column represent the average of the amounts reported in the total column of the SCT for the Non-CEO NEOs’ in each applicable fiscal year. For each of fiscal years 2023, 2022, and 2021, the Non-CEO NEOs were Messrs. Smith, Bell and Lennox and Ms. Hair. For fiscal year 2024, the Non-CEO NEOs were Messrs. Vann, Bell, Lennox, Smith and Ms. Hair.

(4)
The Company calculates TSR in a manner consistent with the stock performance graph disclosure requirements under Item 201(e) of Regulation S-K, reflecting cumulative TSR on an initial base investment of $100 for the measurement periods beginning on September 30, 2020 and ending on September 30 of each of 2024, 2023, 2022 and 2021, respectively. The peer group used for comparison for each of the fiscal years 2024, 2023, 2022 and 2021 is the Philadelphia Oil Service (“OSX”) Index.

2025 Proxy Statement	73

(5)
We determined Modified Cash Flow to be the most important financial performance measure used to link Company performance to CAP for fiscal 2024. Modified Cash Flow was the performance objective in our 2024 STI Plan with the heaviest weighting. Modified Cash Flow is (a) drilling services revenue less the following expenses from condensed consolidated statements of operations (i) drilling services operating expenses, excluding depreciation and amortization and (ii) selling, general and administrative expenses, with (b) the following normalizing adjustments:

(a)
STI Plan expense to the extent actual payout was different than amounts accrued and certain director stock expenses.

(b)
Valuation adjustment of a contingent earnout.

(c)
Expenses related to non-budgeted portion of the 2024 STI Plan, advisory fees related to the KCA Deutag acquisition, and gains related to an involuntary asset conversion.

(d)
Expenses or expense accruals for certain legal proceedings.

(e)
Certain consulting expenses recognized in fiscal 2021 but included in the 2022 STI Plan performance objective target.

(f)
Expenses related to a business development project and cost savings initiatives.

The CEO Summary Compensation Table to CAP reconciliation for fiscal 2024 is summarized in the following table. Prior year reconciliations are included in our 2024 Proxy statement:
Year	SCT Total for CEO	Minus SCT Change in Pension Value for CEO	Minus SCT Equity for CEO	Plus EOY Fair Value of Equity Awards Granted During Fiscal Year that are Outstanding and Unvested at EOY	Plus (Minus) Change from prior EOY to current EOY in Fair Value of Awards Granted in Any Prior Fiscal Year that are Outstanding and Unvested at EOY	Plus (Minus) Change in Fair Value From Prior EOY to Vesting Date of Awards Granted in Any Prior Fiscal Year that Vested During the Fiscal Year	CEO CAP
2024	$9,337,610	$4,676	$5,543,919	$4,357,419	$(3,063,201)	$(359,690)	$4,723,542
“EOY” = End of Year
The Average Other Non-CEO NEOs Summary Compensation Table to CAP reconciliation for fiscal 2024 is summarized in the following table:
Year	Average SCT Total for Non- CEO NEOs	Minus Average SCT Change in Pension Value for Non-CEO NEOs	Minus Average SCT Equity for Non- CEO NEOs	Plus EOY Average Fair Value of Equity Awards Granted During Fiscal Year that are Outstanding and Unvested at EOY	Plus (Minus) Average Change from prior EOY to current EOY in Fair Value of Awards Granted in Any Prior Fiscal Year that are Outstanding and Unvested at EOY	Plus (Minus) Average Change in Fair Value from Prior EOY to Vesting Date of Awards Granted in Any Prior Fiscal Year that Vested During the Fiscal Year	Average Non-CEO NEO CAP
2024	$2,353,480	$1,471	$1,178,942	$926,627	$(630,272)	$(73,981)	$1,395,441
“EOY” = End of Year
In addition to the tabular disclosure above, the following is an unranked list of the most important performance measures that link CAP to Company performance.
Most Important Performance Measures
Modified Cash Flow
Absolute TSR
ROIC
Pay Versus Performance CAP Comparisons
Each of the following charts shows the relationship between CAP and the required performance measures in the tabular disclosure; Helmerich & Payne TSR (Value of Initial Fixed $100 Investment), Net Income (Loss), and Modified Cash Flow (Company Selected Measure). The first chart shows the relationship between Helmerich & Payne TSR and Peer Group TSR (Value of initial Fixed $100 Investment). The Human Resource Committee does not use Net Income as a standalone metric to directly determine pay outcomes. Instead, the Committee believes that Modified Cash Flow better reflects the Company’s performance and aligns executives’ interests with stockholders’ interests as it relates to the Company’s strategic priorities.
74	2025 Proxy Statement

Pay Versus TSR 2021-2024	Pay Versus Net Income (Loss) 2021-2024

Compensation Actually Paid versus Total Shareholder Return
Indexed Total Shareholder Return
Compensation Actually Paid ($mm)
$400
$350
$300
$250
$200
$150
$100
$50
$0
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
2021
2022
2023
2024
CAP — PEO
CAP — Non-CEO NEOs
Company TSR
Peer TSR

Compensation Actually Paid versus Net Income (Loss)
Net Income ($mm)
$2,000
$1,750
$1,500
$1,250
$1000
$750
$500
$250
$0
-$250
-$500
Compensation Actually Paid ($mm)
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
2021
2022
2023
2024
CAP — PEO
CAP — Non-CEO NEOs
Net Income

Pay Versus Modified Cash Flow 2021-2024

Compensation Actually Paid versus Modified Cash Flow
Modified Cash Flow
$1,200
$1,000
$800
$600
$400
$200
$0
Compensation Actually Paid ($mm)
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
2021
2022
2023
2024
CAP — PEO
CAP — Non-CEO NEOs
Modified Cash Flow

Summary of All Existing Equity Compensation Plans
The following chart sets forth information concerning our equity compensation plans as of September 30, 2024.
EQUITY COMPENSATION PLAN INFORMATION
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	2,515,713	$63.55(2)	4,679,385(3)
Equity compensation plans not approved by security holders(4)	—	—	—
Total	2,515,713	$63.55	4,679,385
(1)
Includes the 2010 Plan, the 2016 Plan, the A&R 2020 Plan and the 2024 Plan and reflects performance share unit awards at actual attained achievement or target achievement if such awards have not yet been earned.

(2)
Reflects weighted-average exercise price of outstanding stock options. This column does not include information regarding performance share unit awards since such awards do not have an exercise price.

(3)
The reported 4,679,385 shares are available for future issuance under our 2024 Plan.

(4)
We do not maintain any equity compensation plans that have not been approved by stockholders.

2025 Proxy Statement	75

STOCK OWNERSHIP INFORMATION
Security Ownership of Certain Beneficial Owners
The following table sets forth those persons or groups who, to our knowledge, beneficially own more than 5% of our common stock, the number of shares beneficially owned by each, and the percentage of outstanding stock so owned, as of January 6, 2025. At the close of business on January 6, 2025, there were 100,614,618 issued and outstanding shares of our common stock.
Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	Common Stock	17,224,149(1)	17.1%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	Common Stock	11,639,212(2)	11.6%
State Farm Mutual Automobile Insurance Company One State Farm Plaza Bloomington, IL 61710	Common Stock	8,257,200(3)	8.2%
Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746	Common Stock	5,181,369(4)	5.2%
(1)
This information is based on BlackRock, Inc.’s Schedule 13G Amendment filed with the SEC on January 22, 2024. Of the shares reported as beneficially owned, BlackRock, Inc. has sole voting power over 16,759,250 shares and sole dispositive power over 17,224,149 shares.

(2)
This information is based on The Vanguard Group, Inc.’s Schedule 13G Amendment filed with the SEC on February 13, 2024. Of the shares reported as beneficially owned, The Vanguard Group, Inc. has sole dispositive power over 11,481,290 shares, shared voting power over 64,341 shares, and shared dispositive power over 157,922 shares.

(3)
This information is based on State Farm Mutual Automobile Insurance Company’s Schedule 13G Amendment filed with the SEC on February 12, 2024. Of the shares reported as beneficially owned, State Farm Mutual Automobile Insurance Company and certain of its affiliates have sole voting and dispositive power over 8,257,200 shares.

(4)
This information is based on Dimensional Fund Advisor LP’s Schedule 13G filed with the SEC on February 9, 2024. Of the shares reported as beneficially owned, Dimensional Fund Advisor LP has sole voting power over 5,078,219 and sole dispositive power over 5,181,369 shares.

76	2025 Proxy Statement

Security Ownership of Directors and Management
The following table sets forth the total number of shares of our common stock beneficially owned by each of the present Directors and nominees, our CEO, all other executive officers named in the Summary Compensation Table, and all Directors and executive officers as a group, and the percent of the outstanding common stock so owned by each as of January 6, 2025.
Directors and Named Executive Officers	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2) (%)
Hans Helmerich	Common Stock	2,191,327(3)(4)(5)(6)	2.18
John W. Lindsay	Common Stock	1,086,154(4)(5)(6)(10)	1.07
John R. Bell	Common Stock	277,790(4)(5)(6)(10)
Cara M. Hair	Common Stock	236,151(4)(5)(10)
Michael P. Lennox	Common Stock	149,543(4)(5)(10)
John D. Zeglis	Common Stock	85,714(4)(5)
Thomas A. Petrie	Common Stock	65,288(4)(5)(9)
Randy A. Foutch	Common Stock	59,397(4)(9)
Kevin G. Cramton	Common Stock	43,460(4)(5)
José R. Mas	Common Stock	43,460(4)(5)
Donald F. Robillard, Jr.	Common Stock	35,719(4)(9)
J. Kevin Vann	Common Stock	32,762(5)(7)
Belgacem Chariag	Common Stock	17,250(5)
Delaney M. Bellinger	Common Stock	6,595(4)(9)
Elizabeth R. Killinger	Common Stock	3,394(5)
All Directors and Executive Officers as a Group (17 persons)	Common Stock	4,543,222(8)	4.51
(1)
Unless otherwise indicated, all shares are owned directly by the named person, and he or she has sole voting and investment power with respect to such shares. Shares owned include restricted shares over which the named person has voting, but not investment power, and stock options held by the named person include options exercisable within 60 days of January 6, 2025.

(2)
Percentage calculation not included if beneficial ownership is less than one percent of class.

(3)
Includes 24,470 shares owned by Mr. Helmerich’s wife, with respect to which he has disclaimed all beneficial ownership; 1,894,750 shares held by Mr. Helmerich as trustee for various family trusts for which he possesses voting and investment power; 50,627 shares held by The Helmerich Trust, an Oklahoma charitable trust, for which Mr. Helmerich is a trustee for which he possesses voting and investment power; and 44,000 shares held by Helmerich Grandchildren LLC, of which he is a manager and possesses voting and investment power.

(4)
Includes options to purchase, as follows as of January 6, 2025: Helmerich, 37,083 options, Lindsay, 467,405 options, Bell, 107,404 options, Hair, 88,877 options, Lennox 43,412 options, Zeglis, 24,722 options, Petrie, 24,722 options, Foutch, 24,722 options, Robillard, 24,722 options, Cramton, 12,613 options, Mas, 12,613 options and Bellinger, 2,926 options.

(5)
Includes restricted shares, as follows as of January 6, 2025: Helmerich, 7,012 restricted shares, Lindsay, 155,603 restricted shares, Bell, 37,606 restricted shares, Hair, 47,532 restricted shares, Lennox, 36,663 restricted shares, Zeglis, 4,675 restricted shares, Petrie, 4,675 restricted shares, Cramton, 4,675 restricted shares, Mas, 4,675 restricted shares, Vann, 29,462 restricted shares, and Chariag, 4,675 restricted shares.

(6)
Includes shares held under our 401(k) Plan, as follows, as of January 6, 2025: Helmerich, 21,063, Lindsay, 9,049, and Bell, 1,761

(7)
Includes 3,300 shares held by the Vann Family Trust.

(8)
Includes options to purchase 905,408 shares; 414,963 restricted shares; and 31,873 shares fully vested under our 401(k) Plan.

(9)
The value of Director stock units and restricted stock units under our Director Plan are based on the market price of our common stock and possess dividend equivalent reinvestment rights but are settled in cash; consequently, such stock units are not included in the table. Stock units and restricted stock units are held as follows as of January 6, 2025: Petrie, 8,488 stock units; Foutch, 42,572 stock units and 4,821 restricted stock units; Robillard, 39,020 stock units and 4,821 restricted stock units; Bellinger, 23,554 stock units and 4,821 restricted stock units; and Killinger, 4,821 restricted stock units.

(10)
Does not include performance share units that the Company may settle with common stock within 75 days following December 31, 2024, as follows: Lindsay, 103,711 performance share units; Hair, 27,823 performance share units Bell, 24,606 performance share units; and Lennox, 22,039 performance share units.

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Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. The Company believes that all reports required by Section 16(a) during the fiscal year ended September 30, 2024, were timely filed. However, the Company recently discovered that a Form 4 was not timely filed for Hans Helmerich with respect to a transaction that occurred in January 2012 where 40,000 shares of Company stock were transferred to a trust, in which Mr. Helmerich has a pecuniary interest.
General Information
In accordance with our Amended and Restated By-laws (the “By-laws”), the close of business on January 6, 2025, has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting. The stock transfer books will not close.
As a stockholder of Helmerich & Payne, Inc., you are invited to attend the Annual Meeting of Stockholders on March 5, 2025 (the “Annual Meeting”) and vote on the items of business described in this proxy statement. The proxy is being solicited by and on behalf of the Board of Directors and will be voted at the Annual Meeting.
The Company is pleased to take advantage of the rules of the Securities and Exchange Commission that allow issuers to furnish proxy materials to their stockholders on the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. The Company is mailing to most of its stockholders a Notice of Internet Availability of Proxy Materials, rather than a paper copy of the proxy statement, proxy, and 2024 Annual Report to Stockholders. The notice contains instructions on how to access the proxy materials, vote, and obtain, if you so desire, a paper copy of the proxy materials.
Important Notice of Electronic Availability of Materials
As permitted by the rules of the SEC, we are making our 2024 Annual Report to Stockholders and this proxy statement available to stockholders electronically via the Internet at the following website: www.proxyvote.com. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, a Notice of Internet Availability of Proxy Materials (“Notice”), which was mailed to most of our stockholders, explains how you may access and review the proxy materials and how you may submit your proxy on the Internet. If you received the Notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained in the Notice. Stockholders who requested paper copies of proxy materials or previously elected to receive proxy materials electronically did not receive the Notice and are receiving the proxy materials in the format requested. The Notice and the proxy materials are first being made available to our stockholders on or about January 22, 2025.
Attendance
If your shares are registered directly in your name with the Company’s transfer agent, you are considered a “stockholder of record.” If your shares are held in a brokerage account, by a trustee or by another nominee, you are considered a “beneficial owner” of those shares. Only stockholders of record or beneficial owners of the Company’s common stock may attend the meeting online. All attendees must comply with our standing rules, which will be posted at www.virtualshareholdermeeting.com/HP2025. Even if you plan to attend the Annual Meeting online, we recommend that you also vote by proxy as described in this proxy statement so that your vote will be counted if you later decide not to attend the Annual Meeting online.
Virtual Meeting Information
Attending the Annual Meeting
You may vote at the Annual Meeting if you were a stockholder of record as of the close of business on January 6, 2025. The Annual Meeting will be conducted via live webcast. You will be able to participate in the Annual Meeting
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online and submit questions during the meeting at www.virtualshareholdermeeting.com/HP2025. We hope that continuing with the virtual format will allow more of our stockholders to participate. You also will be able to vote your shares electronically at the Annual Meeting (other than shares held through our employee benefit plans, which must be voted prior to the Annual Meeting).
To participate in the Annual Meeting, you will need the control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.
The Annual Meeting webcast will begin promptly at 12:00 p.m., Central time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:45 a.m., Central time, and you should allow ample time for the check-in procedures.
Stockholders are able to submit questions for the Annual Meeting’s question and answer session during the meeting through www.virtualshareholdermeeting.com/HP2025. Stockholders who have been provided or obtained a control number may submit a question in advance of the meeting at www.proxyvote.com after logging in with that control number. Each stockholder will be limited to two questions. Questions pertinent to meeting matters that comply with the meeting rules of conduct will be answered during the meeting, subject to time constraints. However, we reserve the right to exclude questions that are not pertinent to meeting matters, irrelevant to the business of the Company, derogatory or in bad taste, or relate to pending or threatened litigation, personal grievances, or are otherwise inappropriate. Questions that are substantially similar may be grouped and answered once to avoid repetition.
Technical Difficulties During the Annual Meeting
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check in or meeting time, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/HP2025.
Accessing the Annual Meeting Website
All stockholders can visit the Annual Meeting website at www.virtualshareholdermeeting.com/HP2025. On our Annual Meeting website, you can vote your proxy, submit questions, listen to a live audio webcast of the Annual Meeting on March 5, 2025, access copies of this proxy statement and 2024 Annual Report to Stockholders and other information about the Company, and elect to view future proxy statements and annual reports online instead of receiving paper copies in the mail.
Voting Information
Record Date and Quorum
The holders of a majority of our outstanding common stock entitled to vote at the Annual Meeting must be present online or by proxy for the transaction of business. This is called a “quorum.” Abstentions and broker non-votes (as defined below) will be counted as present for purposes of determining the presence of a quorum at the meeting. At the close of business on January 6, 2025, there were 100,614,618 issued and outstanding shares of our common stock, the holders of which are entitled to one vote per share on all matters. We have no other class of securities entitled to vote at the meeting. Only stockholders of record at the close of business on January 6, 2025, will be entitled to vote at the Annual Meeting.
Submitting Voting Instructions for Shares Held in Your Name (i.e., You are a Stockholder of Record)
You may vote your shares of common stock by telephone or over the Internet, by completing, signing, dating and returning a proxy or by attending the Annual Meeting online at www.virtualshareholdermeeting.com/HP2025 using your control number and voting your shares electronically on March 5, 2025. A properly submitted proxy will be voted in accordance with your instructions unless you subsequently revoke your instructions. If you submit a signed
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proxy without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendation with respect to Proposals 1, 2, and 3 (i.e., FOR the 10 Director nominees identified in this proxy statement, and FOR Proposals 2 and 3).
Submitting Voting Instructions for Shares Held in Street Name (i.e., You are the Beneficial Owner of Your Shares)
If you are a beneficial owner of shares, you must follow the instructions you receive from your broker or other organization holding your shares on your behalf. If you want to vote online during the Annual Meeting, you must obtain a legal proxy from your broker and use your 16-digit control number to attend the Annual Meeting. If you beneficially own shares of common stock and your proxy materials do not include a control number, you should contact the broker or other organization that holds your shares with any questions about obtaining a control number. If you do not submit voting instructions to the organization that holds your shares on your behalf, that organization may still be permitted to vote your shares. Under applicable NYSE rules, the organization that holds your shares may generally vote on routine matters. The determination of whether a proposal is “routine” or “non-routine” will be made by the NYSE or by Broadridge Financial Solutions Inc. (“Broadridge”), our independent agent to receive and tabulate stockholder votes, based on NYSE rules that regulate member brokerage firms. If a proposal is deemed “routine” and you do not give instructions to your broker or nominee, they may, but are not required to, vote your shares with respect to the proposal. If the proposal is deemed “non-routine” and you do not give instructions to your broker or nominee, they may not vote your shares with respect to the proposal and, provided the broker or nominee has discretionary authority to vote on one or more “routine” proposals at the Annual Meeting, the shares will be treated as broker non-votes with respect to the proposal. We urge you to promptly provide voting instructions to your broker to ensure that your shares are voted on all of the proposals, even if you plan to attend the Annual Meeting.
Revoking Your Proxy
Any stockholder giving a proxy may revoke it at any time prior to the Annual Meeting by submission of a later dated proxy or subsequent Internet or telephonic proxy. Stockholders who attend the Annual Meeting online may revoke any proxy previously granted and vote electronically during the Annual Meeting. If you are the beneficial owner of shares held in “street name,” you must follow the instructions of the broker or other organization holding your shares to revoke your voting instructions.
Voting Requirements
The election of Directors will require the affirmative vote of a majority of the votes cast by the shares of common stock voting online or by proxy at the Annual Meeting. A majority of the votes cast means that the number of shares voted FOR a Director must exceed the number of shares voted AGAINST that Director. As a result, abstentions and broker non-votes will not affect the outcome of the election of Directors. Any Director who receives a greater number of votes AGAINST his or her election than votes FOR such election will tender his or her resignation to the Board of Directors in accordance with our Corporate Governance Guidelines. The Nominating and Corporate Governance Committee will consider the resignation and recommend to the Board of Directors whether to accept or reject the resignation. The Board of Directors will consider all factors it deems relevant, make a determination, and publicly disclose its decision within 120 days following the date of the Annual Meeting.
With regard to Proposals 2, and 3, the affirmative vote of a majority of shares of common stock present online or by proxy at the Annual Meeting and entitled to vote at the Annual Meeting is required for approval. As a result, abstentions and broker non-votes, to the extent any, will have the same effect as a vote AGAINST Proposals 2, and 3.
Each outstanding share of our common stock will be entitled to one vote on each matter considered at the meeting. With regard to Proposal 1, the election of Directors, stockholders may vote FOR or AGAINST a Director nominee or abstain from voting on a Director nominee. The proxies executed and returned (or delivered via telephone, over the Internet, or virtually during the Annual Meeting) can be voted only for the named nominees. With regard to
80	2025 Proxy Statement

Proposal 2, ratification of the appointment of the Company’s independent auditors and Proposal 3, the advisory vote on executive compensation a stockholder may vote FOR or AGAINST the matter or abstain from voting on the matter.
Vote Tabulation and Results
Broadridge will tabulate all votes that are received prior to the date of the Annual Meeting. A representative of Broadridge will serve as inspector of election to tabulate all votes and to certify the voting results. We intend to publish the final results of each Proposal in a Current Report on Form 8-K to be filed with the SEC within four business days of the Annual Meeting.
Solicitation of Proxies
We are asking for your proxy for the Annual Meeting and will pay all the costs of asking for stockholder proxies. We can ask for proxies through the mail or by telephone, fax, or in person. We can use our directors, officers and employees to ask for proxies. These people do not receive additional compensation for these services. In addition, we have retained D.F. King & Co., Inc. to aid in the solicitation of proxies at a base fee of $10,500, plus reasonable out-of-pocket expenses and disbursements. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of our stock.
Other Matters
As of this date, management of the Company knows of no business which will come before the Annual Meeting other than that set forth in the notice of the meeting. If any other matter properly comes before the meeting, the persons named as proxies will vote on it in accordance with their best judgment.
Additional Information
Householding of Annual Meeting Materials
The SEC has adopted rules that permit companies and intermediaries, such as brokers and banks, to provide notice to an address shared by two or more stockholders by delivering a single notice to those stockholders. This procedure is referred to as “householding.” We do not household our notice with respect to our stockholders of record. However, if you hold your shares in street name, your intermediary, such as a broker or bank, may rely on householding and you may receive a single notice if you share an address with another stockholder. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the notice, or if you are receiving multiple copies of the notice and wish to receive only one, please notify your broker. Stockholders who currently receive multiple notices at their address and would like to request “householding” of their communications should contact their broker.
Stockholder Proposals and Nominations
Proposals for Inclusion in our 2026 Proxy Materials
SEC rules permit stockholders to submit proposals to be included in our proxy materials if the stockholder and the proposal satisfy the requirements specified in Rule 14a-8 under the Exchange Act. For a stockholder proposal to be considered for inclusion in our proxy statement and accompanying proxy for the 2026 Annual Meeting of Stockholders, the proposal must be received by our Corporate Secretary at the address provided below on or before September 25, 2025 and comply with the requirements of Rule 14a-8 under the Exchange Act.
2025 Proxy Statement	81

Director Nominations for Inclusion in our 2026 Proxy Materials (Proxy Access)
Our proxy access by-law permits a stockholder (or a group of up to 20 stockholders) owning 3% or more of the Company’s outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy materials Director candidates constituting up to the greater of two individuals or 20% of the Board of Directors if the nominating stockholder(s) and the nominee(s) satisfy the requirements specified in our By-laws. For the 2026 Annual Meeting of Stockholders, notice of a proxy access nomination must be received by our Corporate Secretary at the address provided below during the period beginning August 26, 2025, and ending September 25, 2025.
Other Proposals or Nominations to be Brought Before our 2026 Annual Meeting
Our By-laws permit a stockholder of record to propose items of business and/or nominate Director candidates that are not intended to be included in our proxy materials if the stockholder complies with the procedures set forth in our advance notice by-law. For the 2026 Annual Meeting of Stockholders, notice of such proposals or nominations must be received by our Corporate Secretary at the address provided below during the period beginning November 5, 2025, and ending December 5, 2025.
Address for Submission of Notices and Additional Information
All stockholder nominations or proposals of other items of business to be considered by stockholders at the 2026 Annual Meeting of Stockholders (whether or not intended for inclusion in our proxy materials) must be submitted in writing to:
Helmerich & Payne, Inc. Attention: Corporate Secretary 222 North Detroit Avenue Tulsa, Oklahoma 74120
In addition, both the proxy access and the advance notice provisions of our By-laws require a stockholder’s notice of a nomination or other item of business to include certain information. Director nominees must also meet certain eligibility requirements. Any stockholder considering introducing a nomination or other item of business should carefully review our By-laws.
Annual Report on Form 10-K
Paper copies of the Annual Report on Form 10-K for fiscal 2024 may be obtained without charge from the Company, and paper copies of exhibits to the Annual Report on Form 10-K for fiscal 2024 are available, but a reasonable fee per page will be charged to the requesting stockholder. Stockholders may make requests in writing to the attention of Investor Relations by mail at 222 North Detroit Avenue, Tulsa, Oklahoma 74120, or by email at investor.relations@hpinc.com.
By Order of the Board of Directors,
William H. Gault
Corporate Secretary
Dated: January 22, 2025

HELMERICH & PAYNE, INC. 222 N. DETROIT AVENUE TULSA, OK 74120 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore the Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on March 4, 2025 for shares held directly and by 11:59 P.M. Eastern Time on March 2, 2025 for shares held in an employee benefit plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/HP2025You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch -tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on March 4, 2025 for shares held directly and by 11:59 P.M. Eastern Time on March 2, 2025 for shares held in an employee benefit plan. Have your proxy card in hand when you call and then follow the instructions.**If you vote by Internet or telephone, you do not need to mail back the attached proxy card.VOTE
BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V60595-P21886KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYHELMERICH & PAYNE, INC. The Board of Directors recommends you vote FOR each director nominee listed below in Proposal 1:1.Election of Directors 1a. Delaney M. Bellinger 1b. Belgacem Chariag 1c. Kevin G. Cramton 1d. Randy A. Foutch 1e. Hans Helmerich 1f. Elizabeth R. Killinger 1g. John W. Lindsay 1h. José R. Mas 1i. Donald F. Robillard, Jr. 1j. John D. Zeglis For Against Abstain!!!!!!!!!The Board of Directors recommends you vote FORFor Against AbstainProposals 2 and 3.!!!2. Ratification of Ernst & Young LLP as Helmerich & Payne, Inc.'s!!!independent auditors for 2025.!!!3. Advisory vote on executive compensation.!!!!!!NOTE: Such other business as may properly come before themeeting or any adjournment or postponement thereof.!!!!!!!!!!!! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V60596-P21886HELMERICH & PAYNE, INC.Annual Meeting of StockholdersThis proxy is solicited by and on behalf of the Board of DirectorsThe undersigned hereby appoints as his/her proxies, with powers of substitution and revocation, Hans Helmerich, John W. Lindsay, and Cara M. Hair, and each of them (the "Proxies"), to vote all shares of common stock of Helmerich & Payne, Inc., which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Helmerich & Payne, Inc., to be held virtually via a live webcast at www.virtualshareholdermeeting.com/HP2025, on Wednesday, March 5, 2025, at 12:00 p.m., Central Time, and all adjournments or postponements thereof.THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. IF ANY OTHER MATTER SHOULD PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, THE PERSONS NAMED AS PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THEIR BEST JUDGMENT.Continued and to be signed on reverse side